                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

        Filed by the Registrant [X]
        Filed by a Party other than the Registrant [_]

        Check the appropriate box:

        [X[ Preliminary Proxy Statement                  [_] Confidential, for
                                                         Use of the Commission
        [_] Definitive Proxy Statement                   only (as permitted by
        [_] Definitive Additional Materials              Rule 14a-6(e)(2))
        [_] Soliciting Material Under Rule14a-12

                        SAVVIS Communications Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [X] No fee required.

        [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:
            _____________________________

        (2) Aggregate number of securities to which transaction applies:
            _____________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        (4) Proposed maximum aggregate value of transaction: ___________________

        (5) Total fee paid: ____________________________________________________

        [_] Fee paid previously with preliminary materials: ____________________

        [_] Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)   Amount previously paid: __________________________________________

        (2)   Form, Schedule or Registration Statement No.: ____________________

        (3)   Filing Party: ____________________________________________________

        (4)   Date Filed: ______________________________________________________

                                  [SAVVIS LOGO]

                      -------------------------------------

                  NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 25, 2003

                      -------------------------------------

Date:             June 25, 2003

Time:             9:00 a.m. CST

Place: SAVVIS Communications Corporation, 1 Savvis Parkway, Town & Country, MO 63017


Purpose:          1.  To elect ten members of the board of directors to serve until the next annual meeting and until their successors have been elected and qualified;

                  2. To authorize our board of directors to amend our certificate of incorporation to effect a 1-for-7 reverse split of our outstanding common stock, without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in the best interests of our company and our stockholders;

                  3. To authorize our board of directors to amend our certificate of incorporation to effect a 1-for-10 reverse split of our outstanding common stock, without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in the best interests of our company and our stockholders;

                  4. To authorize our board of directors to amend our certificate of incorporation to effect a 1-for-12 reverse split of our outstanding common stock, without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in the best interests of our company and our stockholders;

                  5. To authorize our board of directors to amend our certificate of incorporation to effect a 1-for-15 reverse split of our outstanding common stock, without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in the best interests of our company and our stockholders;

                  6. To authorize our board of directors to amend our certificate of incorporation to effect a 1-for-18 reverse split of our outstanding common stock, without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in the best interests of our company and our stockholders;

                  7. To authorize our board of directors to amend our certificate of incorporation to effect a 1-for-20 reverse split of our outstanding common stock, without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in the best interests of our company and our stockholders;

                  8. To authorize our board of directors to amend our certificate of incorporation to effect a 1-for-30 reverse split of our outstanding common stock, without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in the best interests of our company and our stockholders;

                  9.  To approve the 2003 Incentive Compensation Plan;

                  10. To ratify the selection of Ernst & Young LLP as our
                      independent auditors for the fiscal year ended December 31, 2003; and

                  11. To transact such other business as may properly come
                      before the meeting.

Record Date:      Holders of record of our common stock and our Series A
                  convertible preferred stock at the close of business on April
                  28, 2003 are entitled to receive this notice and to vote at the meeting.

         It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the enclosed proxy card. Most stockholders can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement. We appreciate your cooperation.

                                          By Order of the Board of Directors


                                          /s/ Grier C. Raclin
                                          Grier C. Raclin
                                          Corporate Secretary

[May 1], 2003

                        SAVVIS COMMUNICATIONS CORPORATION
                              12851 Worldgate Drive
                             Herndon, Virginia 20170
                              Phone: (703) 234-8000

                                1 SAVVIS Parkway
                         Town & Country, Missouri 63017
                              Phone: (314) 628-7000

                      ------------------------------------

                                 PROXY STATEMENT

                      ------------------------------------

         We will begin mailing this proxy statement to our stockholders on or about May 8, 2003.

         We are furnishing this proxy statement to our stockholders in connection with a solicitation of proxies by our board of directors for use at our 2003 annual meeting of stockholders to be held on June 25, 2003 at 9:00 a.m. CST at SAVVIS Communications Corporation 1 Savvis Parkway, Town & Country, MO 63017. The purpose of the annual meeting and the matters to be acted on are set forth in the accompanying notice of annual meeting.

Who Can Vote

         If you held any shares of our voting stock at the close of business on April 28, 2003 then you will be entitled to notice of and to vote at our 2003 annual meeting. On that date, we had [____________] shares of common stock outstanding and entitled to one vote per share and 203,070 shares of Series A convertible preferred stock outstanding and entitled to an aggregate of approximately [____] votes.

Quorum

         The presence, in person or by proxy, of the holders of a majority of the votes represented by our outstanding shares of common stock and Series A convertible preferred stock is necessary to constitute a quorum with respect to actions 1 through 10. In addition, the presence, in person or by proxy, of the holders of a majority of our outstanding shares of common stock is necessary to constitute a quorum with respect to actions 2 through 8. We will count shares of voting stock present at the meeting that abstain from voting or that are the subject of broker non-votes as present for purposes of determining a quorum. A broker non-vote occurs when a nominee holding common stock for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Voting Rights

         Each share of our common stock that you hold entitles you to one vote on all matters that come before the annual meeting. Each share of Series A convertible preferred stock that you hold entitles you to a number of votes equal to the number of whole shares of common stock into which the share of Series A convertible preferred stock is convertible as of the record date. As of the record date, the outstanding shares of Series A convertible preferred stock were entitled to an aggregate of approximately [_________________] shares. Inspectors of election will count votes cast at the annual meeting.

         The directors will be elected by a plurality of the votes represented by our outstanding shares of common stock and Series A convertible preferred stock, voting together as a single class, and cast at the annual meeting. Abstentions and broker non-votes will have no effect on the election of directors.

         The affirmative vote of the holders of a majority of the votes represented by our outstanding shares of common stock and Series A convertible preferred stock, voting together as a single class, are required to approve the proposals to authorize our board of directors, in its discretion, to amend our certificate of incorporation to effect a 1-for-7 reverse stock split (proposal
2); to authorize our board of directors, in its discretion, to amend our certificate of incorporation to effect a 1-for-10 reverse stock split (proposal 3); to authorize our board of directors, in its discretion, to amend our certificate of incorporation to effect a 1-for-12 reverse stock split (proposal 4); to authorize our board of directors, in its discretion, to amend our certificate of incorporation to effect a 1-for-15 reverse stock split (proposal 5); to authorize our board of directors, in its discretion, to amend our certificate of incorporation to effect a 1-for-18 reverse stock split (proposal 6); to authorize our board of directors, in its discretion, to amend our certificate of incorporation to effect a 1-for-20 reverse stock split (proposal 7); and to authorize our board of directors, in its discretion, to amend our certificate of incorporation to effect a 1-for-30 reverse stock split (proposal 8). In addition, the affirmative vote of the holders of a majority of our outstanding shares of common stock, voting as a separate class, is required to approve proposals 2, 3, 4, 5, 6, 7 and 8. Abstentions and broker non-votes will have the effect of a vote against this proposal.

         The affirmative vote of the holders of a majority of the votes represented by our outstanding shares of common stock and Series A convertible preferred stock, voting together as a single class, present in person or represented by proxy at the annual meeting and entitled to vote, is required to approve the 2003 Incentive Compensation Plan (proposal 9) and the proposal to ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ended December 31, 2003 (proposal 10). Abstentions will have the effect of a vote against these proposals and broker non-votes will have no effect.

Granting Your Proxy

         Please mark the enclosed proxy card, date and sign it, and mail it in the postage-paid envelope. The shares represented will be voted according to your directions. You can specify how you want your shares voted by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the position of the board of directors on these proposals in the proxy statement prior to making your vote. If you properly execute and return a proxy in the enclosed form, your stock will be voted as you specify. If your proxy card is signed and returned without specifying a vote or an abstention on any proposal, the proxy representing your common stock will be voted in favor of each of the proposals.

         If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing the procedure for voting your shares.

         We expect no matter to be presented for action at the annual meeting other than the items described in this proxy statement. The enclosed proxy will, however, confer discretionary authority with respect to any other matter that may properly come before the meeting. If any other matters are presented for action at the meeting, the persons named in the enclosed proxy intend to vote on them in accordance with their best judgment.

Revoking Your Proxy

         If you submit a proxy, you can revoke it at any time before it is exercised by giving written notice to our corporate secretary prior to the annual meeting or by timely delivering a properly executed, later-dated proxy. You may also attend the annual meeting in person and vote by ballot, which would cancel any proxy that you previously submitted.

Electronic Access to Proxy Materials and Annual Report

         This proxy statement and the 2002 annual report are available on our website at http//www.savvis.net. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

         If you are a stockholder of record, you can choose this option and save the company the cost of producing and mailing theses documents by marking the appropriate box on your proxy card or by following the instructions provided at www.icsdelivery.com/[______] if you vote over the Internet.

         If you choose to view future proxy statements and annual reports over the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address of those materials. Your choice will remain in effect until you cancel it.

         If you hold your SAVVIS stock through a bank, broker or other nominee, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

         Most stockholders who hold their SAVVIS stock through a bank, broker or other nominee and who elect electronic access will receive an e-mail message next year containing the Internet address to use to access our proxy materials and annual report.

Proxy Solicitation

         We will pay all expenses of soliciting proxies for the 2003 annual meeting. In addition to solicitations by mail, we have made arrangements for brokers and nominees to send proxy materials to their principals and, upon their request, we will reimburse them for their reasonable expenses in doing so. Certain of our representatives, who will receive no compensation for their services, may also solicit proxies by telephone, telecopy, personal interview or other means.

Stockholder Proposals

         If you want us to consider including a stockholder proposal in next year's proxy statement, you must deliver it in writing to the Corporate Secretary, SAVVIS Communications Corporation, 12851 Worldgate Drive, Herndon,
Virginia 20170 by [             ], 2003. SEC rules set forth standards as to
which stockholder proposals are required to be included in a proxy statement. Any stockholder who intends to propose any other matter to be acted on at the 2004 annual meeting of stockholders must inform the Corporate Secretary by
[               ], 2004. If notice is not provided by that date, the persons named in our proxy for the 2004 annual meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2004 annual meeting.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

         Our business is managed under the direction of our board of directors. Our bylaws provide that our board determines the number of directors, which is currently set at ten. Our board of directors has designated as nominees for director all ten of the directors presently serving on the board.

         Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. In the event any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies may be voted for any nominee who may be designated by our present board of directors to fill the vacancy. Alternatively, the proxies may be voted for the balance of the nominees, leaving a vacancy. As of the date of this proxy statement, our board of directors is not aware of any nominee who is unable or will decline to serve as a director.

         Vote Required. The ten nominees receiving the highest number of affirmative votes of the shares represented by our outstanding shares of common stock and Series A convertible preferred stock, voting together as a single class, and cast at the annual meeting, will be elected directors of our company to serve until the next annual meeting and until their successors have been elected and qualified.

Nominees For Director

         The nominees for director are set forth below. The board of directors recommends a vote "FOR" each of the nominees listed below.

Nominee                                               Age
-------                                               ---
Robert A. McCormick ............................       37
John D. Clark ..................................       37
John M. Finlayson ..............................       48
Clifford H. Friedman ...........................       43
Clyde A. Heintzelman ...........................       64
Thomas E. McInerney ............................       61
James E. Ousley ................................       56
James P. Pellow ................................       41
Jeffrey H. Von Deylen ..........................       38
Patrick J. Welsh ...............................       59

Executive Officers

         Our current executive officers and their positions with our company are set forth below.

Executive Officers                                    Age      Position and Office
------------------                                    ---      -------------------
Robert A. McCormick .............................      37      Chief Executive Officer and Chairman of the Board
John M. Finlayson ...............................      48      President, Chief Operating Officer and Director
Jeffrey H. Von Deylen ...........................      38      Executive Vice President, Chief Financial Officer
                                                               and Director
Grier C. Raclin .................................      50      Executive Vice President, General Counsel and
                                                               Corporate Secretary
Sarah A. Beardsley ..............................      40      President, Enterprise Sales
James D. Mori ...................................      47      Executive Vice President and General Manager for
                                                               the Americas
Richard G. Bubenik ..............................      42      Executive Vice President and Chief Technology
                                                               Officer
Matthew A. Fanning ..............................      49      Executive Vice President, Strategic Development and
                                                               Business Planning

         Set forth below is a brief description of the principal occupation and business experience of each of our nominees for director and each of our executive officers.

         ROBERT A. McCORMICK has served as the Chairman of our board of directors since April 1999 and as our Chief Executive Officer since November 1999. Mr. McCormick served as Executive Vice President and Chief Technical Officer of Bridge Information Systems, Inc., now known as BIS Administration, Inc. ("Bridge"), a principal stockholder of our company, from January 1997 to December 1999, and held various engineering, design and development positions at Bridge from 1989 to January 1997. On February 15, 2001, Bridge's U.S. operating subsidiaries filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code. Mr. McCormick attended the University of Colorado at Boulder.

         JOHN M. FINLAYSON has served as our President and Chief Operating Officer since December 1999 and as a director of our company since January 2000. From June 1998 to December 1999, Mr. Finlayson served as Senior Vice President of Global Crossing Holdings, Ltd. and President of Global Crossing International, Ltd. Before joining Global Crossing, Mr. Finlayson was employed by Motorola, Inc. starting in 1994, most recently as Corporate Vice President and General Manager of the Asia Pacific Cellular Infrastructure Group from March 1998 to May 1998. Mr. Finlayson received a B.S. degree in Marketing from LaSalle University, a M.B.A. degree in Marketing and a post-M.B.A. certification in Information Management from St. Joseph University.

         JEFFREY H. VON DEYLEN joined SAVVIS as our Executive Vice President for Finance in January 2003 and became Chief Financial Officer and a director of our company in March, 2003. From August 2002 to January 2003, Mr. Von Deylen served as Vice President for Corporate Development and Financial Analyst at American Electric Power Company. From June 2001 to June 2002, Mr. Von Deylen served as Chief Financial Officer for KPNQwest N.V. ("KPNQwest"). In 2002 KPNQwest filed a petition for "surseance" (moratorium) in The Netherlands, which moratorium was converted into a bankruptcy shortly thereafter. Before joining KPNQwest, he was employed by Global TeleSystems Inc. ("GTS") as Senior Vice President of Finance from October 1999 to May 2001. In 2001, GTS filed, in pre-arranged proceedings, a petition for "surseance" (moratorium), offering a composition, in The Netherlands and a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code, both in connection with the sale of the company to KPNQwest. From May 1994 to June 1998, Mr. Von Deylen served as Vice President and Corporate Controller of LCI International, Inc., until it was acquired by Qwest Communications International, where Mr. Von Deylen continued as Vice President and Controller until September 1999. Mr. Von Deylen received a B.S. degree in Accountancy from Miami University and holds a C.P.A. certification.

         GRIER C. RACLIN joined SAVVIS as Executive Vice President, General Counsel and Corporate Secretary in January 2003. Prior to joining SAVVIS, from Mr. Raclin served as Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary 2000 to 2002 and as Senior Vice President of Corporate Affairs, General Counsel, and Corporate Secretary from 1997 to 2000 of Global TeleSystems Inc. ("GTS"). In 2001, GTS filed, in pre-arranged proceedings, a petition for "surseance" (moratorium), offering a composition, in The Netherlands and a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code, both in connection with the sale of the company to KPNQwest. Mr. Raclin earned his law degree from Northwestern University Law School in Chicago, Illinois; attended business school at the University of Chicago Executive Program; and earned his B.S. degree in philosophy cum laude from Northwestern University.

         SARAH A. BEARDSLEY joined SAVVIS as President of Enterprise Sales in September 2002. Prior to joining SAVVIS, Ms. Beardsley served as Senior Vice President of WorldCom's Service Provider Division from March 2000 to September 2002. Prior to this position, Ms. Beardsley held a variety of leadership positions at WorldCom and MCI from September 1986 to March 2000. Ms. Beardsley received a B.S. in Marketing summa cum laude from the University of Illinois.

         JAMES D. MORI has served as our Executive Vice President and General Manager for the Americas since October 1999. Before joining us, Mr. Mori served as Area Director for Sprint Corporation from February 1997 to October 1999 and in various other sales leadership positions prior to that. Mr. Mori received a B.S. in business administration from the University of Missouri.

         RICHARD G. BUBENIK joined us in December 1996 and has served as our Executive Vice President and Chief Technology Officer since July 1999. Dr. Bubenik served as our Vice President--Engineering from October 1997 to April 1999 and Senior Vice President--Network Engineering from April 1999 to July 1999. Dr. Bubenik holds a Ph.D. in computer science from Rice University, a M.S. and a B.S. in computer science from and a B.S. in electrical engineering from Washington University.

         MATTHEW A. FANNING joined SAVVIS as Executive Vice President of Strategic Development and Business Planning in February 2000. Prior to joining SAVVIS, from March 1997 to February 2000, Mr. Fanning served as Vice President-Marketing and Sales for Comcast Corporation. Mr. Fanning earned his post-MBA certification in Information System Management and his MBA in Marketing from St. Joseph's University. He received a B.A. in English Literature from St. Joseph's College.

         JOHN D. CLARK has served as a director of our company since April 2002. Mr. Clark is a general partner of Welsh, Carson, Anderson & Stowe, a private equity investment firm, and affiliated entities, which collectively are a principal stockholder of our company. Prior to joining Welsh, Carson, Anderson & Stowe in 2000, Mr. Clark was a general partner at Saunders, Karp & Megrue, a private equity firm, from 1993 until 2000. Mr. Clark received a B.S. from Princeton University and a M.B.A. from Stanford University Graduate School of Business.

         CLIFFORD H. FRIEDMAN has served as a director of our company since July 2002. Since August 1997, Mr. Friedman served as senior managing director of Constellation Ventures, a Bear Stearns asset management fund. Mr. Friedman earned a B.S. in Electrical Engineering and Computer Science and a M.S. in Electrophysics from Polytechnic Institute of New York, and a M.B.A. in Finance and Investments from Adelphi University.

         CLYDE A. HEINTZELMAN has served as a director of our company since December 1998, and is chairman of the board's audit committee. Mr. Heintzelman served as the chairman of the board of Optelecom, Inc., from February 2000 to April 2003 and as its interim president and chief executive officer from June 2001 to January 2002. From November 1999 to May 2001, he was president of Net2000 Communications, Inc. On November 16, 2001, Net2000 Communications and its subsidiaries filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code. From December 1998 to November 1999, Mr. Heintzelman served as our president and chief executive officer, and from May 1995 to December 1998 he served as chief operating officer and president of DIGEX Incorporated. Mr. Heintzelman received a B.A. in marketing from the University of Delaware and did graduate work at Wharton, the University of Pittsburgh, and the University of Michigan.

         THOMAS E. McINERNEY has served as a director of our company since October 1999 and is a member of the board's compensation committee. Since 1987, Mr. McInerney has been a general partner of Welsh, Carson, Anderson & Stowe, a private equity investment firm, and affiliated entities, which collectively are a principal stockholder of our company. He is a director of the following publicly-held companies: The BISYS Group and Centennial Communications Corporation. Mr. McInerney also served as the chairman of the executive committee of the board of Bridge, which assumed the responsibilities of the chief executive officer of Bridge, from November 2000 until February 2001. Mr. McInerney received a B.A. from St. John's University and attended New York University Graduate School of Business Administration.

         JAMES E. OUSLEY has served as a director of our company since April 2002 and is a member of the board's audit and compensation committees. Mr. Ousley has served as the president and chief executive officer and director of Vytek Corporation since 2001. From 1999 to 2002, he also served as chairman, CEO and president of Syntegra Inc. (USA), a division of British Telecommunications. From September 1991 to August 1999, Mr. Ousley served as president and CEO of Control Data Systems. Mr. Ousley serves on the boards of ActivCard, Inc., Bell Microproducts, Inc., Datalink, Inc., and Norstan, Inc. Mr. Ousley received a B.S. from the University of Nebraska.

         JAMES P. PELLOW has served as a director of our company since April 2002 and is a member of the board's audit committee. Mr. Pellow has served at St. John's University as the executive vice president and treasurer since 1999 and from 1998 until 1999 as senior vice president and treasurer. From 1991 to 1998, Mr. Pellow served in various other senior positions at St. Johns University. Mr. Pellow is a C.P.A. and received a B.B.A. and a M.B.A. from Niagara University.

         PATRICK J. WELSH has served as a director of our company since October 1999 and is chairman of the board's compensation committee. Mr. Welsh was a co-founder of the private equity investment firm Welsh, Carson, now known as Welsh, Carson, Anderson & Stowe. He has served as a general partner of Welsh, Carson, Anderson & Stowe and affiliated entities since 1979, which collectively are a principal stockholder of our company. He also serves as a director of several private companies. Mr. Welsh received a B.A. from Rutgers University and a M.B.A. from the University of California at Los Angeles.

         On March 6, 2002, we entered into an investor rights agreement with entities and individuals affiliated with Welsh, Carson, Anderson & Stowe VIII, L.P. ("WCAS VIII"), Reuters Holdings Switzerland SA ("Reuters"), and various other entities. On June 28, 2002, we amended the investor rights agreement to include a group of funds affiliated with Constellation Ventures (the "Constellation Entities"). This agreement provides, among other things, that so long as WCAS VIII and its affiliates own voting stock representing more than 50% of the voting power represented by our outstanding voting stock, they have the right to nominate for election to the board of directors at least half of the members of the board. WCAS VIII and its affiliates owned, as of April 1, 2003, approximately 54% of our outstanding voting power, and accordingly have nominated Messrs. Welsh, McInerney, Clark, Finlayson, and Von Deylen for election to the board. Pursuant to the terms of the investor rights agreement, the Constellation Entities are entitled to nominate one person for election to our board of directors, and accordingly have nominated Mr. Friedman. For a more detailed description of the investor rights agreement, see "Certain Relationships and Related Transactions -- Transactions with Welsh, Carson" and "-- Transactions with the Constellation Entities" beginning on page [__]. Members of our board of directors are elected each year at our annual meeting of stockholders, and serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified. Our officers are elected annually by our board of directors and serve at the board's discretion.

Board of Directors and Committee Meetings during 2002

         The board of directors meets regularly during the year to review matters affecting the company and to act on matters requiring the board's approval. It also holds special meetings whenever circumstances require and may act by unanimous written consent without a meeting. The board of directors met 10 times, including by telephone conference, during fiscal year 2002. All directors attended at least 75% of the meetings of the board of directors and the meetings of the committees on which they served held during the period that they served on the board of directors or such committees. Our board of directors has established an audit committee and a compensation committee.

         Audit Committee. As of January 1, 2002, the audit committee consisted of Thomas E. McInerney, Patrick J. Welsh and Clyde A. Heintzelman. On January 25, 2002, Messrs. McInerney and Welsh resigned from the audit committee and the board of directors appointed Norman K. Korey and Kevin J. Wiley as members of the audit committee in order to comply with the independence criteria set forth in Rules 4350(c) and 4350(d)(2) of the listing standards of the National Association of Securities Dealers (NASD). Subsequently, on April 23, 2002, the board of directors appointed Messrs. James E. Ousley and James P. Pellow as members of the board and audit committee upon the resignations of Messrs. Korey and Wiley. Since that date, the audit committee has consisted of Messrs. Heintzelman, Ousley and Pellow. The board believes that Messrs. Korey and Wiley were, and Messrs. Ousley and Pellow are, "independent directors," as such term is defined in NASD's Rule 4200(a)(14). In making this determination, the board considered that Mr. Pellow is the executive vice president and treasurer of St. John's University and that Mr. McInerney, another of our directors and a general partner of Welsh, Carson, Anderson & Stowe, our principal stockholder, has made significant charitable contributions to St. John's University in his individual capacity over the last several years. The board of directors determined, after considering the size of the contributions relative to the size of St. John's University's revenues and the fact that the contributions were made by Mr. McInerney personally and not by the company or Welsh, Carson, Anderson & Stowe, that the existence of such contributions would not interfere with Mr. Pellow's exercise of independent judgment in carrying out his responsibilities as a director. Because Mr. Heintzelman served as our president and chief executive officer from December 1998 to November 1999, he was not an "independent director" as defined in Rule 4200(a)(14) during fiscal year 2002. However, our board of directors determined that Mr. Heintzelman's membership on the audit committee was required by the best interests of our company and our stockholders and the board accordingly believed that Mr. Heintzelman qualified under the exception to Rule 4350(d)(2)(A) as set forth in Rule 4350(d)(2)(B) of the NASD's listing standards. In making this determination, the board considered, among other things, that Mr. Heintzelman:

         . is not a current employee of our company or an immediate family member of an employee;

         . is able to read and understand financial statements and has extensive past financial experience, including serving as the president and chief executive officer of our company and as the president of other publicly held companies;

         . currently has no relationship with us, other than his ownership of shares and options to purchase shares of our common stock constituting less than 1% of our outstanding common stock; and

         . has the combination of skills, expertise and familiarity with us and the telecommunications industry generally to make him among the most qualified members of our board of directors to serve on the audit committee.

As of January 1, 2003, Mr. Heintzelman meets the definition of "independent" as such term defined in NASD's Rule 4200(a)(14).

         The responsibilities of our audit committee include:

         . engaging an independent audit firm to audit our financial statements and to perform services related to the audit;

         . reviewing the scope and results of the audit with our independent auditors;

         . considering the adequacy of our internal accounting control procedures; and

         .  considering auditors' independence.

         The board of directors has adopted a written charter for the audit committee, which is included as Annex A to this proxy statement. The audit committee held five meetings during fiscal year 2002.

         Compensation Committee. Our compensation committee consisted of Messrs. Thomas E. McInerney and Patrick J. Welsh from January 1, 2002 until July 24, 2002, when the board of directors appointed Mr. James E. Ousley as an additional member. Since that date, the compensation committee has consisted of Messrs. Welsh, McInerney and Ousley. The compensation committee is responsible for determining the salaries and incentive compensation of our management and key employees and administering our stock option plan. The compensation committee held two meetings during fiscal year 2002 and also acted by unanimous written consent without meetings.

         Our company does not have a nominating committee or a committee serving a similar function. Nominations are made by and through the full board of directors.

Director Compensation

         Directors who are also employees of our company or are affiliated with one of our principal stockholders do not receive additional compensation for serving as a director. During 2002, each director who was not an employee of our company and who was not affiliated with one of our principal stockholders received an annual retainer of $10,000, except for Mssrs. Korey and Wiley, whom we paid $5,000 each. In addition, we pay the non-employee/non-affiliated directors as follows for their attendance at board and committee meetings:
$1,500 per board meeting attended in person; $750 per committee meeting attended in person; and $250 per board and committee meeting attended by telephone. Accordingly, in 2002 in addition to the annual retainer, we paid the following directors the following amounts for meetings attended: Mr. Pellow, $6,250; Mr. Ousley, $7,000; and Mr. Heintzelman, $11,250. In addition, each director who is not an employee of our company or affiliated with one of our principal stockholders received a grant of options to purchase shares of our common stock under our stock option plan at an exercise price equal to the fair market value on the date of grant. On April 23, 2002, Messrs. Heintzelman, Ousley and Pellow were granted 60,000 options each at an exercise price of $.629 per share, the closing price of our common stock on that date. On March 6, 2002, we also granted Mr. Heintzelman, who is not an employee of our company or affiliated with one of our principal stockholders, 15,000 options to purchase shares of our common stock under our 1999 stock option plan at an exercise price of $0.375 per share.

                             EXECUTIVE COMPENSATION

         The following table provides you with information about compensation earned during each of the last three fiscal years by our chief executive officer and the other four most highly compensated executive officers employed by us in fiscal year 2002, who we refer to as our named executive officers. Mr. Frear was succeeded by Mr. Von Deylen as Chief Financial Officer on March 1, 2003.

                         Summary Compensation Table (1)

                                                                                Long-Term
                                                                               Compensation
                                                                                Awards (6)
                                                                                ----------

                                                                                Securities
                                                                                Underlying        All Other
                                                                                  Stock          Compensation
   Name and Principal Position        Year         Salary        Bonus           Options              (2)
   ---------------------------        ----         ------        -----           -------              ---
Robert A. McCormick .............     2002        $400,000    $ 88,658(7)      4,734,965(3)          $2,400
     Chief Executive Officer and      2001         400,000     260,760(4)        450,050(5)           2,400
     Chairman of the Board            2000         393,750     600,000                                2,400

John M. Finlayson ...............     2002         400,000      73,882(7)      4,084,553(3)           2,400
     President and Chief              2001         400,000     217,300(4)        379,210(5)           2,400
     Operating Officer                2000         384,871     500,000                                2,400

David J. Frear ..................     2002         250,000      76,055(7)      1,040,637              2,400
     Executive Vice President and     2001         250,000      76,055(4)        313,376(5)           2,400
     Chief Financial Officer          2000         250,000     125,000           240,000              2,400

James D. Mori ...................     2002         218,000      29,553(7)      1,170,486(3)           2,400
     Executive Vice President and     2001         218,000      86,920(4)        185,020(5)           2,400
     General Manager for the          2000         209,000     200,000                                2,400
     Americas

Richard G. Bubenik ..............     2002         200,000      29,553(7)      1,065,683(3)           2,400
     Executive Vice President and     2001         200,000      86,920(4)        182,264(5)           2,400
     Chief Technology Officer         2000         190,000     180,000                                2,400

-------------

(1) In accordance with the rules of the SEC, the compensation described in this table does not include medical, group life insurance or other benefits received by the executive officers that are available generally to all salaried employees and various perquisites and other personal benefits received by the executive officers, which do not exceed the lesser of $50,000 or 10% of any officer's salary and bonus disclosed in this table.

(2)      Consists of matching contributions made under our 401(k) plan.

(3) Bonuses for fiscal year 2002 were paid partially in cash and the remainder shall be paid in stock option grants with valuations of $132,988 for Mr. McCormick, $110,823 for Mr. Finlayson, $44,329 for Mr. Mori and $44,329 for Mr. Bubenik, using a valuation methodology to be determined by the Compensation Committee.

(4)      Cash bonuses for fiscal year 2001 were awarded in October 2002.

(5) These options were granted subject to the approval by our stockholders of an amendment to our stock option plan increasing the number of shares issuable under the plan. As we did not submit the amendment to our stock option plan to a vote of our stockholders within the prescribed time period, these options lapsed on January 23, 2002 pursuant to their terms.

(6)  No shares of restricted stock were awarded in 2002.

(7)  Cash bonuses for fiscal year 2002 were awarded in April 2003.

Option Grants in Last Fiscal Year

     The following table shows grants of stock options to each of our named executive officers during 2002. The percentages in the table below are based on options to purchase a total of 34,643,571 shares of our common stock granted to all our employees and directors in 2002. The numbers are calculated based on the requirements of the SEC and do not reflect our estimate of future stock price growth.

                             Options Granted In 2002

                                                  Individual Grants
                              ----------------------------------------------------------
                              Number of       Percent of
                              Securities     Total Options
                              Underlying      Granted to      Exercise
                                Options      Employees in    Price per       Expiration       Grant Date
Name                            Granted           2002        Share(1)          Date           Value(2)
-------------------           ------------   -------------   ----------      -----------     ------------
Robert A. McCormick           4,734,965          3.4%            $ .75        3/1/2012         $1,192,335
John M. Finlayson             4,084,553          3.0%            $ .75        3/1/2012         $1,028,551
David J. Frear                1,040,637          0.8%            $ .75        3/1/2012           $242,048
James D. Mori                 1,170,486          0.9%            $ .75        3/1/2012           $294,746
Richard G. Bubenik            1,065,683          0.8%            $ .75        3/1/2012           $268,355

-------------------
(1) Options were granted under two separate grants, containing different vesting schedules, each at the fair market value determined as of the date of grant, March 6, 2002. We granted Mr. McCormick 135,015 options with a 3-year vesting schedule and 4,599,950 options with a 4-year vesting schedule. We granted Mr. Finlayson 113,763 options with a 3-year vesting schedule and 3,970,790 options with a 4-year vesting schedule. We granted Mr. Frear 94,013 options with a 3-year vesting schedule and 946,624 options with a 4-year vesting schedule. We granted Mr. Mori 55,506 options with a 3-year vesting schedule and 1,114,980 options with a 4-year vesting schedule. We granted Mr. Bubenik 54,679 options with a 3-year vesting schedule and 1,011,004 options with a 4-year vesting schedule.

(2) Options valued under the Black-Scholes option pricing methodology, which produces a per share option price of $0.25, using the following assumptions and inputs: expected option life of four years, expected price volatility of 94%, dividend yield of zero, and an interest rate of 5.1%, which was the average zero coupon interest rate at the time of grant for three and five year Treasury bonds. The actual value, if any, the employee may realize from these options will depend solely on the gain in stock price over the exercise price when the options are exercised.

Aggregate Option Exercises in 2002 and Fiscal Year-End Option Values

     The following table sets forth as of December 31, 2002, for each of our named executive officers:

     . the total number of shares received upon exercise of options during 2002;

     .    the value realized upon that exercise;

     .    the total number of unexercised options to purchase our common stock;
          and

     . the value of such options which were in-the-money at December 31, 2002.

                                                                      Number of
                                                                  Securities Underlying             Value of Unexercised
                               Shares                           Unexercised Options at             In-the-Money Options at
                              Acquired                             December 31, 2002                 December 31, 2002(1)
                                 on           Value         -------------------------------      ----------------------------
         Name                 Exercise       Realized       Exercisable       Unexercisable      Exercisable    Unexercisable
-----------------------       --------       --------       -----------       -------------      -----------    -------------
Robert A. McCormick              --             --                 --           4,734,965           $0.00           $0.00
John M. Finlayson                --             --                 --           4,084,553           $0.00           $0.00
David J. Frear                   --             --            170,000           1,510,637           $0.00           $0.00
James D. Mori                    --             --                 --           1,170,486           $0.00           $0.00
Richard G. Bubenik               --             --            183,333           1,189,082           $0.00           $0.00

-----------------------
(1) These values have been calculated on the basis of the last reported sale price of our common stock on the Nasdaq SmallCap Market as reported on December 31, 2002 of $.40.

Arrangements with Executive Officers

     Arrangement with Mr. McCormick. On April 2, 2001, we entered into an agreement with Mr. McCormick, which agreement ratified the terms of Mr. McCormick's employment arrangements. The agreement provided that Mr. McCormick would serve as our Chairman and Chief Executive Officer effective as of January 3, 2000. Under this agreement, Mr. McCormick is entitled to a base salary of $400,000 per year. In addition, he is eligible to receive an annual incentive bonus of up to $750,000 based on the achievement of mutually agreed to objectives. Mr. McCormick is entitled to benefits commensurate with those available to other senior executives.

     In connection with his employment, Mr. McCormick received options to purchase 750,000 shares of our common stock at an exercise price of $.50 per share, 500,000 of which were granted on July 22, 1999 and 250,000 of which were granted on December 30, 1999. All of these options vested on the date of their grant. If Mr. McCormick were to resign, we would have the right to repurchase 187,500 shares as of December 31, 2002, all at the lower of $.50 per share or the fair market value thereof. This right will terminate with respect to (i) 125,000 shares on July 22, 2003, (ii) 62,500 shares on December 30, 2003 and
(iii) with respect to all shares in the event of a change in control of our company, the sale of substantially all of our assets, if we terminate his employment without cause, or if he resigns for good reason. However, if we terminate Mr. McCormick's employment for cause, we will have the right to buy all shares not yet saleable at the price he paid for the shares. Mr. McCormick will have the right to exercise all options for one year after the termination of his employment, unless his employment was terminated for cause.

     In the event we terminate Mr. McCormick's employment without cause or if he terminates his employment for good reason, he will be entitled to receive a lump sum severance payment equal to his then current base annual salary, which will not be less than his highest annual salary paid by us. In the event of a change in control of our company, Mr. McCormick has agreed to remain with our company for a period of up to twelve months if the new management requests him to do so. A change of control, as defined in the agreement, includes a merger or consolidation of the company or a subsidiary with another company as a result of which more than fifty percent of the outstanding shares of the company after the transaction are owned by stockholders who were not stockholders of the company before the transaction. We will reimburse Mr. McCormick for any parachute taxes he would incur under the Internal Revenue Code of 1986, which we refer to as the Internal Revenue Code or Code, as a result of such a change in control. We may terminate Mr. McCormick's employment for cause at any time without notice, in which case he will not be entitled to any severance benefits.

     Arrangement with Mr. Finlayson. On December 28, 1999, we entered into an agreement with Mr. Finlayson pursuant to which he agreed to serve as our President and Chief Operating Officer effective

December 31, 1999. Under this agreement, Mr. Finlayson is entitled to a base salary of $400,000 per year. In addition, he will be eligible to receive an annual incentive bonus of up to $600,000 based on the achievement of mutually agreed to objectives. Mr. Finlayson will be entitled to benefits commensurate with those available to other senior executives.

     In connection with his employment, Mr. Finlayson received options to purchase 650,000 shares of our common stock at an exercise price of $.50 per share, 200,000 of which vested on December 31, 1999. The remaining 450,000 options vested on January 3, 2000, and the shares underlying these options became or will become saleable on a monthly pro rata basis over calendar years 2001, 2002 and 2003. Mr. Finlayson may sell all of his shares in the event of a change in control of our company, the sale of substantially all of our assets, if we terminate his employment without cause, or if he resigns for good reason. However, if we terminate Mr. Finlayson's employment for cause, we will have the right to buy all shares not yet saleable at the price he paid for the shares. Mr. Finlayson will have the right to exercise all options for one year after the termination of his employment unless his employment was terminated for cause.

     In the event we terminate Mr. Finlayson's employment without cause or if he terminates his employment for good reason, he will be entitled to receive a lump sum severance payment equal to his then current base annual salary, which will not be less than his highest annual salary paid by us. In the event of a change in control of our company, Mr. Finlayson has agreed to remain with our company for a period of up to twelve months if the new management requests him to do so. A change in control, as defined in the agreement, includes a merger or consolidation of the company or a subsidiary with another company as a result of which more than fifty percent of the outstanding shares of the company after the transaction are owned by stockholders who were not stockholders of the company before the transaction. We will reimburse Mr. Finlayson for any parachute taxes he would incur under the Internal Revenue Code as a result of such a change in control. We may terminate Mr. Finlayson's employment for cause at any time without notice, in which case he will not be entitled to any severance benefits.

     Arrangement with Mr. Frear. On June 14, 1999, we entered into an agreement with Mr. Frear pursuant to which he agreed to serve as our chief financial officer. Under this agreement, Mr. Frear was entitled to an annual base salary of $250,000, subject to periodic review and adjustment, and a discretionary annual bonus of approximately 50% of his base salary, based on his personal and overall corporate performance. Mr. Frear was entitled to medical, disability, 401(k), life insurance and other benefits in accordance with our general policies.

     In connection with his employment, on July 22, 1999, Mr. Frear received 400,000 options to purchase shares of our common stock at an exercise price of $.50 per share. All of these options have vested and been exercised. In addition, on February 14, 2000, Mr. Frear received 240,000 additional options at an exercise price of $24.00 per share. All of these options have vested.

     Effective February 28, 2003, Mr. Frear's employment with the company terminated. In connection with that termination, we entered into a Separation Agreement and General Release and Waiver with Mr. Frear, whereby we agreed to pay Mr. Frear, as per his 1999 agreement described above, salary and benefit continuation for one year following the termination of his employment; a bonus for 2002 equal to his bonus for 2001; and a pro rata payment of his 2003 bonus through the date of termination. We also agreed that any options previously awarded to Mr. Frear that would have vested on or prior to February 28, 2004 would continue to vest and be exercisable for three months thereafter by Mr. Frear in accordance with the terms of the applicable option agreement and that certain options granted to Mr. Frear that would have vested in the normal course on March 1, 2004, would vest on February 28, 2004 and be exercisable for three month thereafter.

     Arrangement with Mr. Mori. On September 30, 1999, we entered into an agreement with Mr. Mori pursuant to which he became our Executive Vice President and General Manager for the Americas effective October 1, 1999. Under this agreement, Mr. Mori is entitled to an annual base salary of $200,000, as well as a discretionary bonus of 50% to 100% of his base salary based on his personal and overall corporate performance. On October 29, 1999 and December 30, 1999, we granted Mr. Mori options to purchase 225,000 shares and 75,000 shares of our common stock, respectively, each at an exercise price of $.50 per share. All of these options have vested. In the event Mr. Mori were to resign, we would have the right to repurchase any shares that have been purchased by Mr. Mori upon exercise of the options at fair market value or $.50 per share, whichever is lower. This repurchase right is terminated at the rate of 6,250 shares per month and will terminate in full on the fourth anniversary of the date of the grant; as of December 31, 2002, the repurchase right had terminated with respect to 237,500 options. Under this agreement, Mr. Mori is entitled to benefits commensurate with those available to executives of comparable rank.

     In the event we terminate Mr. Mori's employment without cause after the second anniversary of his employment, and either we are not a public company or we are a public company and our shares on the date of termination trade at a price less than $15 per share, Mr. Mori will be entitled to receive a payment of $450,000. Mr. Mori will receive a similar payment if he were to resign as a result of an acquisition of more than 30% of our voting shares by an entity other than Bridge, if he were to be instructed to relocate from the St. Louis metropolitan area, or if he were to be reassigned to a position entailing materially reduced responsibilities or opportunities for compensation.

     Arrangement with Mr. Bubenik. On February 8, 2002, we entered an agreement with Mr. Bubenik pursuant to which he agreed to continue to serve as our Executive Vice President and Chief Technology Officer. Under this agreement, Mr. Bubenik is entitled to an annual base salary of at $200,000, subject to annual review, and an annual incentive bonus of approximately 50% of his base salary, based on his personal and overall corporate performance. In addition, Mr. Bubenik is entitled to benefits commensurate with those of executives of comparable rank.

     If we were to terminate Mr. Bubenik's employment without cause, or if Mr. Bubenik were to resign with good reason, Mr. Bubenik would be entitled to (1) continue to receive his then current base salary for a period of twelve months,
(2) a lump sum payment equal to the bonus declared for the preceding year, such amount being pro-rated for the period of January 1 of the year of termination through the date of termination (but in no event will such amount be less than one-half of the bonus declared for the preceding year), (3) that portion of the preceding year's declared bonus which was not yet paid to him, and (4) continue to receive all of the benefits that he was receiving on the date of his termination for a period of one year from the date of termination. Under the agreement, Mr. Bubenik has good reason to resign if we were to reassign him to a position with materially reduced responsibilities or compensation opportunities or if we were to relocate him from the metropolitan area in which he is located without his prior consent.

Compensation Committee Interlocks and Insider Participation

     Messrs. McInerney, Clark and Welsh are general partners of Welsh, Carson and affiliated entities, which collectively owned, as of March 1, 2003, 54% of our outstanding voting stock and were also a principal stockholder of Bridge. See "Certain Relationships and Related Transactions - Transactions with Welsh Carson" and " - Transactions with Bridge beginning on page [_____]."

     In 2002, none of our executive officers served as a director or member of the compensation committee of another entity whose executive officers had served on our board of directors or on our compensation committee.

Compensation Committee Report on Executive Compensation for 2002

     Our compensation committee reviews, analyzes and recommends compensation programs to our board of directors and administers and grants awards under our 1999 stock option plan. During 2002, the compensation committee consisted of Messrs. Thomas E. McInerney and Patrick J. Welsh, and, as of July 24, 2002, Mr. James E. Ousley. None of these directors are current or former employees of our company.

Compensation Policies Toward Executive Officers

     The compensation committee has structured its compensation policies to achieve the following goals:

     .    attract, motivate and retain experienced and qualified executives;

     .    increase the overall performance of the company;

     .    increase stockholder value; and

     .    increase the performance of individual executives.

     To achieve these objectives, the compensation program for our executive officers consists principally of three elements: base salary, cash bonuses and/or stock and long-term incentive compensation in the form of participation in our 1999 stock option plan and our 2003 Incentive Compensation Plan, the latter of which is being presented to our stockholders for approval at our 2003 annual meeting.

     The compensation committee seeks to provide competitive salaries based upon individual performance together with cash and/or bonuses awarded based on our overall performance relative to corporate objectives, taking into account individual contributions, teamwork and personal and corporate performance levels. In addition, it is our policy to grant stock options to executives upon their commencement of employment and periodically thereafter in order to strengthen the alliance of interest between such executives and stockholders and to give executives the opportunity to reach the top compensation levels of the competitive market depending on our performance. The following describes in more specific terms the elements of compensation that implement the compensation committee's compensation policies, with specific reference to compensation reported for 2002:

     Base Salaries. Base salaries of executives are initially determined by evaluating the responsibilities of the position, the experience and knowledge of the individual, and the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at peer public companies in the same geographic region. To ensure retention of qualified management, we have entered into employment agreements with each of our named executive officers. The terms of such agreements were the results of arms-length negotiations between us and each executive officer. You can find further information regarding the employment agreements of the named executive officers under the heading "Arrangements with Executive Officers," above. The agreements establish the base salary for each officer during the term of the agreement. We will review the salaries for the executives annually and, if appropriate, adjust based on individual performance, increases in general levels of compensation for executives at comparable firms and our overall financial results.

     Bonuses. The compensation committee also considers the payment of cash bonuses as part of its compensation program. Annual cash bonuses reflect a policy of requiring a certain level of company financial and operational performance for the prior fiscal year before any cash bonuses are earned by executive officers. In general, the compensation committee has tied potential bonus compensation to performance factors, including the executive officer's efforts and contributions towards obtaining company objectives and the company's overall growth. The employment agreements of each of the executive officers provide that each of these employees will be entitled to a bonus consisting of cash in an amount determined before the conclusion of each fiscal year.

     Stock Awards. A third component of executive officers' compensation is our 1999 stock option plan and 2003 Incentive Compensation Plan, pursuant to which we grant executive officers and other employees options to purchase shares of our common stock, restricted or unrestricted stock, stock units, or other stock-based awards. The compensation committee grants stock awards to executives in order to align their interests with the interests of our stockholders. Stock awards are considered by the compensation committee to be an effective long-term incentive because the executives' gains are linked to increases in the stock value that in turn provides stockholder gains.

     The compensation committee generally grants stock awards options to new executive officers and other key employees upon their commencement of employment with us and periodically thereafter. The stock awards generally are granted at an exercise price equal to the market price of our common stock at the date of the grant. The full benefit of the awards is realized upon appreciation of the stock price in future periods, thus providing an incentive to create value for our stockholders through appreciation of stock price. We believe that stock awards have been helpful in attracting and retaining skilled executive personnel. In 2002, we granted a total of 13,472,152 stock options to our executive officers. The per share option exercise price of such options was equal to the fair market value of our common stock at the date of grant. In 2003, bonuses for fiscal year 2002 were paid partially in cash and the remainder shall be paid in stock option grants with valuations of $132,988 for Mr. McCormick, $110,823 for Mr. Finlayson, $44,329 for Mr. Mori and $44,329 for Mr. Bubenik, using a valuation methodology to be determined by the Compensation Committee.

     Other. We have a contributory retirement plan for our employees (including executive officers) age 21 and over. Employees are eligible to begin participation on a quarterly basis. This 401(k) plan provides that each participant may contribute up to 15% of his or her salary (not to exceed the annual statutory limit). We generally make matching contributions to each participant's account equal to 50% of the participant's contribution up to 6% of the participant's annual compensation, but in a total amount not to exceed $2,400 per year.

Chief Executive Officer Compensation

     The executive compensation policy described above has been applied in setting Mr. McCormick's 2002 compensation. Mr. McCormick generally participates in the same executive compensation plans and arrangements available to the other executives. Accordingly, his compensation consists of annual base salary, annual bonus, and long-term equity-linked compensation. The compensation committee's general approach in establishing Mr. McCormick's compensation is to be competitive with peer companies. In addition, the specific 2002 compensation elements for Mr. McCormick's compensation were determined in light of his level of responsibility, performance, current salary and other compensation awards and performance of the company. Mr. McCormick's compensation during the year ended December 31, 2002 included $400,000 in base salary, $88,658 in cash bonus and a stock option grant to be made following the annual meeting with a valuation of $132,988, using a valuation methodology to be determined by the Compensation Committee. Mr. McCormick's salary for 2002 was consistent with the compensation committee's policy of being competitive with the compensation of chief executive officers of peer companies. In addition, we granted Mr. McCormick options to purchase 4,734,965 shares of common stock in 2002.

Compensation Deductibility Policy

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if specified requirements are met. The board of directors and the compensation committee reserve the authority to award non-deductible compensation in circumstances they deem appropriate. In 2002, stock options granted by the compensation committee under our 1999 stock option plan did not satisfy the requirements for exemption under Section 162(m).

                                   Submitted by the Compensation Committee for fiscal 2002,
                                   Thomas E. McInerney, Patrick J. Welsh and
                                   James E. Ousley

Audit Committee Report for Fiscal Year 2002

     In accordance with its written charter adopted by the board of directors, the audit committee of the board assists the board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. The audit committee has reviewed and discussed our audited financials for the fiscal year ended December 31, 2002 with our management. The audit committee has discussed with Deloitte & Touche LLP, our independent auditors during fiscal year 2002, the matters required to be discussed by Statement on Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 and discussed with Deloitte & Touche LLP its independence. Based on the review and discussions described above, the audit committee recommended to the board of directors that our audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2002.

                                   Submitted by the Audit Committee,
                                   Clyde A. Heintzelman, James E. Ousley
                                   and James P. Pellow

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the total stockholder return on our common stock since our initial public offering on February 14, 2000 with the total return of the Nasdaq Composite Index and our peer group for the same period. Our peer group consists of the following publicly traded companies that have common stock listed on the Nasdaq National Market: InterNap Network Services Corporation; Digex, Incorporated; Infonet Services Corp.; Interland, Inc.; and Equant N.V.

     This graph assumes that $100 was invested in our common stock, in the Nasdaq Composite Index and in our peer group on February 15, 2000, and that all dividends were reinvested.

                                   [GRAPHIC]

         The points on the graph represent the following numbers:

                               February 15, 2000     December 31, 2000      December 31, 2001       December 31, 2002
                               -----------------     -----------------      -----------------       -----------------
SAVVIS                               $100.00                $ 3.65                $ 2.38                   $ 1.67
Nasdaq National Market               $100.00                $55.88                $44.12                   $30.21
Peer Group                           $100.00                $17.55                $ 6.45                   $ 2.85

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2002 with respect to shares of our common stock that may be issued under our existing equity compensation plans, including our 1999 stock option plan, our employee stock purchase plan and other arrangements with investors and distributors. The table does not include information about our 2003 Incentive Compensation Plan, which is being submitted for stockholder approval at the 2003 annual meeting.

-------------------------------------------------------------------------------------------------------------
                                        A                      B                               C
-------------------------------------------------------------------------------------------------------------
                                                                                   Number of securities
                                                                                   remaining available for
                                                                                   future issuance under
                             Number of securities to    Weighted-average           equity compensation
                             be issued upon exercise    exercise price of          plans (excluding
                             of outstanding options,    outstanding options,       securities reflected in
Plan Category                warrants and rights        warrants and rights        column (A))
-------------                -------------------        -------------------        -----------
-------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders       34,979,396(1)                 6.03                   10,939,273(2)
-------------------------------------------------------------------------------------------------------------
Equity compensation plans
not approved by security
holders                            10,000,000(3)                $0.75                    7,500,000(4)
-------------------------------------------------------------------------------------------------------------

(1) Consists entirely of shares of common stock underlying outstanding options granted under our 1999 stock option plan.

(2) Includes 4,939,273 shares of common stock available for issuance under our 1999 stock option plan and 6,000,000 shares of common stock available for issuance under our employee stock purchase plan which was approved by our stockholders in 2002 but we have not yet implemented. Does not give effect to the proposed new 2003 incentive stock plan which is being submitted for stockholder approval at our 2003 annual meeting.

(3) Consists entirely of shares of common stock subject to warrants that we issued to the Constellation Entities. The warrants become exercisable upon the Constellation Entities meeting certain performance criteria relating to assisting the company in securing new customers.

(4) Consist entirely of shares of common stock underlying warrants which are issuable to Moneyline Networks, LLC upon Moneyline Networks, LLC meeting certain performance criteria relating to its distribution of our services under a distribution agreement.

     On June 28, 2002, the Company issued performance warrants to the Constellation Entities to purchase 10,000,000 shares in the aggregate of the Company's Common Stock at $0.75 per share. The Constellation Entities will earn the right to exercise the warrants if they meet certain criteria related to aiding the Company in acquiring new business. The warrants may be exercised in whole or in part at any time prior to January 28, 2007.

     On October 1, 2002, the Company agreed to issue performance warrants to Moneyline Networks, LLC to purchase 7,500,000 shares in the aggregate of the Company's Common Stock at $0.75 per share. Moneyline Networks, LLC will earn the right to receive the warrants if it meets certain criteria related to its distribution of our services under a distribution agreement. The warrants may be exercised in whole or in part at any time prior to five years from the date of issuance of the warrants.

                             OWNERSHIP OF SECURITIES

Ownership of Our Voting Stock

     The following table provides you with information about the beneficial ownership of shares of our voting stock as of April 1, 2003, by:

     . each person or group that, to our knowledge, beneficially owns more than 5% of the outstanding shares of a class of voting stock;

     .    each of our directors and executive officers; and

     .    all of our directors and executive officers as a group.

         The persons named in the table have sole voting and investment power with respect to all shares of voting stock shown as beneficially owned by them, subject to community property laws where applicable and unless otherwise noted in the notes that follow. Shares of common stock subject to options, warrants and convertible preferred stock currently exercisable or convertible, or exercisable or convertible within 60 days of April 1, 2003, are deemed outstanding for purposes of computing the percentage beneficially owned by the person or entity holding such securities but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person or entity. Percentage of beneficial ownership is based on 94,028,659 shares of common stock and 203,070 shares of Series A preferred stock outstanding as of April 1, 2003.

     The "Total Voting Power" column reflects each listed individual's or entity's percent of actual ownership of all voting securities of our company. As a result, this column excludes any shares of common stock subject to options and warrants, as holders of those securities will not be entitled to vote with respect to such securities unless such securities are exercised.

     Unless otherwise indicated below, the address for each listed director and executive officer is SAVVIS Communications Corporation, 12851 Worldgate Drive, Herndon, Virginia 20170.

                                                                                            Series A                  Total
                                                     Common Stock                      Preferred Stock(1)          Voting Power
                                             ----------------------------------  ----------------------------      ------------
Name of Beneficial Owner                           # of shares      % of class    # of shares      % of class           (%)
------------------------                     --------------------  ------------  -------------    ------------     ------------
5% Stockholder
Welsh, Carson, Anderson & Stowe ...........       213,330,504(2)        73%        133,345(3)          66%              54%
Reuters Holdings Switzerland SA ...........        61,308,501(4)        40%         40,870             20%              16%
BIS Administration, Inc. (5) ..............        45,483,702           48%             --             --               12%
Constellation Entities. ...................        29,061,247(6)        24%         20,000(7)          10%               7%
General Electric Capital Corporation ......         9,647,258(8)         9%             --             --               --
Nortel Networks, Inc. .....................         6,431,505(9)         6%             --             --               --

Executive Officers and Directors
Robert A. McCormick .......................         1,657,496(10)        2%             --             --                *
John M. Finlayson .........................         1,455,445(11)        2%             --             --                *
David J. Frear ............................           782,994(12)        *              --             --                *
Richard Bubenik ...........................           554,160(13)        *              --             --                *
James D. Mori .............................           597,247(14)        *              --             --                *
Clyde A. Heintzelman ......................            30,000(15)        *              --             --                *
Patrick J. Welsh ..........................       215,162,255(16)       73%        134,568(17)         66%              54%
Thomas E. McInerney .......................       215,004,609(18)       73%        134,435(19)         66%              54%
John D. Clark .............................       178,915,440(20)       67%        116,115(21)         57%              45%
James E. Ousley ...........................            20,000(22)        *               *              *                *
James P. Pellow ...........................            20,000(23)        *               *              *                *
Clifford Friedman .........................                 0           --              --             --               --

Jeffrey H. Von Deylen .......................              0            --              --           --         --
All executive officers and directors as a
group (13 persons) ..........................    222,636,297            75%        135,668           67%        56%

-------------------
* Less than one percent.

(1) As of April 1, 2003, holders of Series A preferred stock were entitled to an aggregate of approximately 301,690,483 votes.

(2) Includes 19,221,779 shares of common stock held by Welsh, Carson, Anderson & Stowe VI, L.P., which we refer to as WCAS VI, 14,410,494 shares beneficially held by Welsh, Carson, Anderson & Stowe VII, L.P., which we refer to as WCAS VII, 65,357 shares beneficially held by WCAS Information Partners, L.P., which we refer to as WCAS IP, 667,761 shares held by WCAS Capital Partners II, L.P., which we refer to as WCAS CP II, 178,900,606 shares beneficially held by WCAS VIII, and 64,507 shares beneficially held by WCAS Management Corporation, which we refer to as WCAS Management. 14,585,821 of the shares beneficially owned by WCAS VI, 10,934,928 of the shares beneficially owned by WCAS VII, 172,650,606 of the shares beneficially owned by WCAS VIII and all of the shares beneficially owned by WCAS Management are issuable upon the conversion of the shares of Series A preferred stock, including accrued and unpaid dividends through April 1, 2003, issued by us to these entities under securities purchase agreements dated as of March 6, 2002 and September 18, 2002. The respective sole general partners of WCAS VI, WCAS VII, WCAS IP, WCAS CP II and WCAS VIII are WCAS VI Partners, L.P., WCAS VII Partners, L.P., WCAS INFO Partners, WCAS CP II Partners and WCAS VIII Associates, LLC.

     The individual general partners of each of these partnerships include some or all of Bruce K. Anderson, Russell L. Carson, John D. Clark, Anthony J. de Nicola, D. Scott Mackesy, Thomas E. McInerney, Robert A. Minicucci, James R. Matthews, Paul B. Queally, Jonathan M. Rather, Sanjay Swani and Patrick J. Welsh. The individual general partners who are also directors of the company are Thomas E. McInerney, Patrick J. Welsh and John D. Clark. Each of the foregoing persons may be deemed to be the beneficial owner of the common stock owned by the limited partnerships of whose general partner he or she is a general partner. The address of Welsh, Carson, Anderson & Stowe is 320 Park Avenue, New York, NY 10022.

(3) Includes 9,828 shares of Series A preferred stock held by WCAS VI, 7,368 shares of Series A preferred stock held by WCAS VII, 116,105 shares of Series A preferred stock held by WCAS VIII, and 44 shares of Series A preferred stock held by WCAS Management.

(4) Consists of 61,308,501 shares of common stock issuable upon the conversion of the shares of our Series A preferred stock, including accrued and unpaid dividends through April 1, 2003, acquired by Reuters on March 18, 2002 upon conversion of its 12% convertible senior secured notes due 2005, including accrued and unpaid interest. Such shares of Series A convertible preferred stock are convertible at any time at the holder's option. According to
     Schedule 13D filed by Reuters on March 20, 2002, Reuters has both shared voting power and shared disposition power with Reuters Group PLC over the common stock issuable upon the conversion of its shares of our Series A preferred stock. The principal executive offices of Reuters are located at 153 route de Thonon, 1245 Collange-Bellerive, Switzerland. Reuters is an indirect subsidiary of Reuters Group PLC, a public limited liability company registered in England and Wales with its principal executive offices located at 85 Fleet Street, London EC4P 4AJ, England.

(5) The address of BIS Administration, Inc. is c/o Scott Peltz, American Express Tax & Business Services, 1 South Wacker Drive, Suite 800, Chicago, IL 60606-3392. Bridge will distribute all of the shares of our common stock it owns to its secured creditors.

(6) Includes 15,367,588 shares of common stock beneficially held by Constellation Venture Capital II, L.P., which we refer to as CVC II, 7,265,312 shares beneficially held by Constellation Venture Capital Offshore II, L.P., which we refer to as CVC Offshore, 6,088,331 shares beneficially held by The BSC Employee Fund IV, L.P., which we refer to as BSC Fund, and 340,016 shares held by CVC II Partners, L.L.C., which we refer to as CVC II Partners. All of the shares beneficially owned by these entities are issuable upon the conversion of the shares of Series A preferred stock, including accrued and unpaid dividends through April 1, 2003, issued by us to these entities under a securities purchase agreement dated as of June 28, 2002. According to Schedule 13D filed by the Constellation Entities on July 9, 2002, the Constellation Entities have both shared voting power and shared dispositive power with Constellation Ventures Management II, LLC (with respect to 28,721,231 shares of common stock) and Bear Stearns Asset Management Inc. over the common stock issuable upon conversion of their shares of our Series A preferred stock. The address of the Constellation Entities is 383 Madison Avenue, New York, New York 10179.

(7) Includes 10,576 shares of Series A preferred stock held by CVC II, 5,000 shares of Series A preferred stock held by CVC Offshore, 4,190 shares of Series A preferred stock held by BSC Fund, and 234 shares of Series A preferred stock held by CVC II Partners.

(8) Consists of 9,647,258 shares of common stock subject to warrants that are currently exercisable.

(9) Consists of 6,431,505 shares of common stock subject to warrants that are currently exercisable.

(10) Includes 907,496 shares of common stock subject to options that are exercisable within 60 days of April 1, 2003.

(11) Includes 782,445 shares of common stock subject to options that are exercisable within 60 days of April 1, 2003 and 37,500 shares of common stock held in trust for the benefit of Mr. Finlayson's children.

(12) Includes 462,994 shares of common stock subject to options that are exercisable within 60 days of April 1, 2003.

(13) Includes 481,394 shares of common stock subject to options that are exercisable within 60 days of April 1, 2003 and 1,200 shares of common stock held by his wife.

(14) Includes 297,247 shares of common stock subject to options that are exercisable within 60 days of April 1, 2003.

(15) Includes 30,000 shares of common stock subject to options that are exercisable within 60 days of April 1, 2003.

(16) Includes 213,265,147 shares held by Welsh, Carson, Anderson & Stowe, as described in note 2 above. Also includes 1,817,980 shares issuable upon the conversion of the shares of Series A preferred stock individually held by Mr. Welsh, including accrued and unpaid dividends through April 1, 2003, and 15,000 shares of common stock subject to options that are exercisable within 60 days of April 1, 2003.

(17) Includes 133,345 shares of Series A preferred stock held by Welsh, Carson, Anderson & Stowe, as described in note 3 above.

(18) Includes 213,330,504 shares held by Welsh, Carson, Anderson & Stowe, as described in note 2 above. Also includes 1,620,629 shares issuable upon the conversion of the shares of Series A preferred stock held by Mr. McInerney, including accrued and unpaid dividends through April 1, 2003, and 15,000 shares of common stock subject to options that are exercisable within 60 days of April 1, 2003.

(19) Includes 133,345 shares of Series A preferred stock held by Welsh, Carson, Anderson & Stowe, as described in note 3 above.

(20) Includes 178,900,606 shares of Series A preferred stock held by WCAS VIII, as described in note 2 above. Includes 14,834 shares issuable upon the conversion of the shares of Series A preferred stock held by Mr. Clark, including accrued and unpaid dividends through April 1, 2003.

(21) Includes 116,105 shares held by WCAS VIII, as described in note 3 above.

(22) Includes 15,000 shares of common stock subject to options that are exercisable within 60 days of April 1, 2003.

(23) Includes 15,000 shares of common stock subject to options that are exercisable within 60 days of April 1, 2003.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Transactions with Welsh, Carson. Three of our directors, Messrs. McInerney, Welsh and Clark are general partners of investment entities that are affiliated with Welsh, Carson, which collectively own approximately 54% of our outstanding voting stock as of April 1, 2003. Welsh Carson and affiliated entities were also principal stockholders of Bridge.

         On March 18, 2002, several investment entities and several individuals affiliated with Welsh, Carson purchased 117,200 shares of our Series A convertible preferred stock at a purchase price of $1,000 per share in exchange for all of our 10% convertible senior secured notes held by them, together with accrued and unpaid interest, indebtedness of our company acquired from one of our equipment vendors and cash, all pursuant to the terms of a securities purchase agreement, dated as of March 6, 2002.

         Each share of Series A convertible preferred stock is convertible at the holder's option, into a whole number of shares of common stock which is equal to the accreted value of the share plus all accrued and unpaid dividends on the share through the conversion date divided by the conversion price, which initially is $0.75 per share. The holders of Series A convertible preferred stock are entitled to vote together as one class with the holders of the common stock on all matters submitted to the vote of stockholders. In addition, we may not take specified actions without the prior vote or consent of at least 66 2/3 % of the outstanding shares of Series A convertible preferred stock, voting as a separate class.

         In connection with the issuance of the Series A convertible preferred stock, on March 6, 2002, we entered into an investor rights agreement with Welsh, Carson and affiliated entities and individuals, Reuters, and various other investors. As a result, the registration rights agreement with Bridge and WCAS VIII, dated as of February 7, 2000, the registration rights agreement with various Welsh, Carson entities and individuals, dated as of February 20, 2001, and the registration rights agreement with Reuters, dated as of May 16, 2001 (as described below), were terminated. Under the investor rights agreement, we granted the Welsh, Carson entities and individuals, Reuters and the other investors customary registration rights with respect to the shares of common stock issuable upon conversion of the Series A convertible preferred stock and warrants issued to two of the other investors, including demand registration rights and piggy back registration rights. In addition, under the investor rights agreement, we granted some investors the right to purchase all or any part of its pro rata share of any securities that we may from time to time propose to sell and issue, with specified exceptions. Finally, under the investor rights agreement, so long as WCAS VIII or its permitted transferees, or any other investors that may in the future become a party to the investor rights agreement, owns Series A convertible preferred stock representing at least 10% of our outstanding voting power, or WCAS VIII and its affiliates, or any other investor that may in the future become a party to the investor rights agreement, own capital stock representing at least 5% of our outstanding voting power, they have the right to nominate for election to the board a number of directors equal to the total number of members of the board of directors multiplied by the percentage of the outstanding voting stock represented by the voting stock owned by such investor, rounded down to the nearest whole number. Accordingly, in the event that WCAS VIII and its affiliates own voting stock representing more than 50% of the voting power represented by the outstanding voting stock, they may appoint at least half of the members of the board. In addition, WCAS VIII and its affiliates will be entitled to nominate at least one director for election to the board as long as they own in the aggregate voting stock representing at least 5% of the total voting power of all our outstanding voting stock. If an investor ceases to own a sufficient number of shares of our voting stock to entitle it to nominate the number of directors it then has on the board of directors, it must use its best efforts to promptly cause the resignation of one or more of its designated directors. The right to nominate directors will cease upon the earlier to occur of the date on which no shares of Series A convertible preferred stock are outstanding and the date on which Welsh, Carson and its permitted transferees own Series A convertible preferred stock representing less than 10% of our then outstanding voting power or capital stock representing less than 5% of our outstanding voting power.

         We also entered into a letter agreement, dated as of March 6, 2002, with WCA Management Corporation, pursuant to which we paid a fee of $1.1 million on October 9, 2002 to WCA Management Corporation as consideration for the strategic financial and advisory services rendered by it in connection with the securities purchase agreement and the restructuring of some of our debt arrangements. We also agreed to reimburse WCA Management Corporation for all reasonable out-of-pocket expenses incurred by it or its affiliates in connection with the securities purchase agreement and the debt restructurings. Messrs Welsh and McInerney, two of our directors, own approximately 88% and 3.9%, respectively, of WCA Management Corporation.

         In September 2002, pursuant to the terms of the securities purchase agreement, entities and individuals affiliates with Welsh Carson purchased an additional $20 million of our Series A convertible preferred stock for a purchase price of $20 million in cash.

         Transactions with Reuters. During the period of May through September of 2001, pending the acquisition by Reuters of certain of Bridge's assets, Reuters purchased $37,500,000 aggregate principal amount of our 12% convertible senior secured notes due 2005. In connection with this transaction, we granted Reuters customary registration rights with respect to the shares of our common stock issuable upon conversion of the notes, including demand registration rights and piggy-back registration rights under a registration rights agreement dated as of May 16, 2001. On May 16, 2001, we also executed a side letter granting Reuters and its successors, assigns and affiliates the right, for so long as they hold any of our notes or preferred stock or common stock comprising or convertible into at least 5% of our outstanding voting stock, among other things, to (1) designate an observer to attend all meetings of our board of directors and any board committees, and (2) to nominate and elect such number of directors, but not fewer than one, equal to the product of the percentage of the voting power held by Reuters on a fully-diluted, as-converted basis, multiplied by the number of seats on the registrant's board of directors (rounded down to the nearest whole number). In accordance with the terms of this letter, Reuters has appointed an observer to attend all meetings of our board of directors and audit committee.

         On March 18, 2002, in connection with the purchase by entities and individuals affiliated with Welsh, Carson of 117,200 of our shares of Series A convertible preferred stock, all of our 12% convertible senior secured notes due 2005 held by Reuters, together with accrued and unpaid interest, in an aggregate amount of approximately $40.9 million, were converted into 40,870 shares of Series A convertible preferred stock in accordance with the terms of such notes. In addition, the existing registration rights agreement with Reuters was terminated and replaced with the investor rights agreement. See above under "-- Transactions with Welsh, Carson."

         On September 28, 2001 affiliates of Reuters acquired a portion of the assets of Bridge out of bankruptcy. In connection with the asset acquisition, on September 28, 2001 Reuters Limited entered into a network services agreement with us, pursuant to which we agreed to provide internet protocol network services, internet access, and colocation services for a period of five years with respect to the customers of Bridge that were acquired by affiliates of Reuters. As a result of the network services agreement, Reuters Limited has become our largest customer. During 2002, Reuters made payments to us under the network services agreement of approximately $94.1 million. In connection with the network services agreement, we also entered into a transitional services agreement with Reuters Limited, pursuant to which Reuters Limited has agreed to provide us with technical, administrative and other services, including help desk support, installation, maintenance and repair of equipment, customer related services such as processing service orders, accounting functions and the provision of warehousing and other facilities, pending us establishing our own capabilities. During 2002, we made payments to Reuters under the transitional services agreement of approximately $4.2 million. On September 28, 2001, we also entered into a co-location agreement with Reuters America, pursuant to which we granted Reuters America the right to use portions of our data center in Missouri. The co-location agreement has an initial term of five years and may be renewed by Reuters America, at its option, for additional one-year periods. However, the agreement will terminate concurrently with the network services agreement. During 2002, Reuters America made payments to us under the co-location agreement of approximately $2.1 million.

         In connection with the acquisition of the Bridge assets, affiliates of Reuters assumed a ground lease, dated as of February 18, 2000, between us and Bridge Data Company relating to the parcel of land located in St. Louis County, Missouri upon which we constructed a data center and acquired the land underlying a lease. The ground lease has a term of 99 years and rent is due monthly at the rate of approximately $27,443 per month commencing as of December 1, 2001, subject to annual 2% increases. Under the ground lease, we have the right to purchase the land at a price equal to the greater of $2,999,997 or the fair market value of the land to be determined as if the land were not improved and were not encumbered by the ground lease. Upon the occurrence of specified events, affiliates of Reuters have the right to require us to purchase the land. During 2002, we paid affiliates of Reuters approximately $0.2 million under the ground lease.

         Transactions with Bridge. In February 2000, we entered into several agreements with Bridge, including:

     . a master establishment and transition agreement, under which we acquired Bridge's global internet protocol network for $77 million;

     . a network services agreement, under which we provided Bridge with network services for the collection and distribution of the financial information provided by Bridge to its customers and for Bridge's internal managed data network needs;

     . a technical services agreement and an administrative services agreement, under which Bridge provided us with various technical and administrative services, including help desk support, installation, maintenance and repair of equipment, customer related services, management of the colocation of third-party equipment in our facilities, payroll and accounting functions, benefit management and the provision of office space;

     . local network services agreements in most jurisdictions outside the United States, under which the charges that we paid for the local circuit between our distribution frame and the Bridge customer premises were charged back to Bridge at rates intended to recover our costs;

     . equipment colocation permits, providing us with the ability to keep the equipment that was purchased from Bridge in the facilities in which they were located;

     . sublease with General Electric Capital Corporation ("GECC"), under which we subleased from Bridge some of the network assets that Bridge leased from GECC. The terms of the GECC sublease mirrored the GECC master lease. On January 25, 2002, we entered into a direct lease agreement with GECC with respect to the network assets covered by the sublease on similar economic terms as the sublease between Bridge and our company; and

     . a promissory note in favor of Bridge in the principal amount of $21,565,751, which matured on February 18, 2001 and bore interest at a rate of 8% per year. At December 31, 2001, the amount due under the note was approximately $23 million.

         In connection with Bridge's bankruptcy filing, in September and October of 2001, affiliates of Reuters and Moneyline Networks, Inc. respectively, acquired substantially all of Bridge's assets out of bankruptcy. In addition, we entered into a network services agreement with Reuters Limited and a binding letter of intent to enter into a network services agreement with Moneyline Networks (which we subsequently entered into in October 2002) and we ceased performing under the network services agreement with Bridge. Reuters Limited and Moneyline Networks also agreed to provide technical, administrative and colocation services to us for a transitional period, effectively replacing the related Bridge agreements.

         On May 3, 2001, we entered into a court approved settlement agreement with Bridge, as amended on December 31, 2001 and January 8, 2002, which set forth the terms of our interim financing between the time of the court's initial approval of the sale of Bridge's assets to Reuters and the closing of the sale of such assets. On February 8, 2002, we entered into an agreement resolving all outstanding issues between us and BIS Administration, Inc., the successor to Bridge, which was approved by the bankruptcy court on February 13, 2002. Under this agreement, in consideration of a cash payment of $11.85 million to be made by us to Bridge, Bridge agreed to offset our indebtedness under the promissory note and additional amounts owed by us to Bridge, less various amounts owed by Bridge to us, in a total amount of $27.5 million. We made such cash payment to Bridge upon completion of the sale of the Series A convertible preferred stock to Welsh, Carson on March 18, 2002. Under the Bridge settlement agreement, we also agreed to assign to Bridge any remaining claims held by us against any of Bridge's affiliates outside the United States, other than Canada. With respect to Canada, Bridge's Canadian affiliate, which has filed for bankruptcy in Canada, will distribute to us a share of its remaining assets. Under the agreement, we also agreed to reimburse Bridge in an amount of $.9 million for payments made by Bridge to one of our creditors. Under the agreement, Bridge and we agreed to pay various mechanics' liens that were asserted against real property and data centers owned by Bridge and leased or occupied by us. Under the agreement, Bridge and we have also agreed to waive all claims against each other and release each other from liability arising from transactions between us up to and including the date of the agreement. Finally, under the agreement, Bridge has the right to designate one board representative for a term expiring upon the earlier to occur of the expiration of three years from the date of the agreement, the date on which Bridge's ownership of our outstanding voting stock falls below 20%, or the date on which Bridge distributes the shares of our common stock it holds to its creditors. Bridge has not appointed a board member, but instead has appointed an observer to attend all meetings of our board of directors. However, under the agreement, Bridge retains the right to appoint a board member in the future.

         On February 13, 2002, the Bankruptcy Court for the Eastern District of Missouri approved a plan of liquidation in the Bridge case, which provided, among other things, for the approval of the settlement agreement dated February 8, 2002 with BIS Administration, Inc. and the rejection by Bridge of all of its executory agreements, including the master establishment and transition agreement, the network services agreement, the administrative services agreement and the technical services agreement. As a result, all of these agreements were terminated.

         Transactions with Nortel Networks. We entered into a credit agreement, dated as of June 30, 2000, with Nortel Networks, Inc., which we refer to as Nortel Networks, for the financing of approximately $38 million of network equipment and services. On September 5, 2000, this agreement was amended and restated, resulting in an increase to a $235 million advancing term loan facility for the purpose of financing a portion of our costs to purchase network equipment and installation services from Nortel Networks and to pay various third party expenses. Bridge's bankruptcy filing constituted an event of default under our term loan facility with Nortel Networks, resulting in approximately $82 million of outstanding amounts owed to Nortel Networks becoming immediately due and payable, as well as the automatic termination of the remaining $153 million commitment. From March 2001 to March 2002 we did not pay interest and other fees due under the credit agreement. During this period, Nortel Networks provided waivers on all defaults under the credit agreement.

         On March 15, 2002, the company, Nortel Networks and WCAS VIII and several affiliated entities entered into an assignment, acceptance and amendment, providing for the assignment by Nortel Networks of the outstanding loans and accrued interest under the credit facility to WCAS VIII and affiliated entities in exchange for a cash payment. On March 18, 2002, WCAS VIII and affiliated entities exchanged this debt for shares of our Series A convertible preferred stock. In consideration of Nortel Networks entering into the assignment, acceptance and amendment, on March 15, 2002, we entered into a warrant agreement with Nortel Networks pursuant to which we issued to Nortel Networks, on March 18, 2002, a warrant to purchase 6,431,505 shares of our common stock. The warrant is exercisable by Nortel Networks at any time for a period of five years from the date of issuance, and has an exercise price of $0.75 per share, subject to anti-dilution adjustments. In connection with these agreements, Nortel Networks agreed to amend the global purchase agreement between Nortel Networks and our company, dated June 30, 2000, under which we had agreed to purchase equipment and services from Nortel Networks. In addition, we entered into an agreement and mutual release with Nortel Networks, under which, among other things, Nortel Networks agreed to release us from all claims relating to the credit agreement and related documents and the purchase agreement, and we agreed to release Nortel Networks from claims relating to these agreements. In connection with the issuance of the warrants, Nortel Networks also became a party to the investor rights agreement pursuant to which we granted to Nortel Networks piggyback registration rights with respect to the shares of our common stock underlying the warrants.

         Transactions with GECC. In February 2000, we entered into a sublease with Bridge, under which our company, as lessee, leased network assets under capital leases with Bridge, as sublessor. Bridge leased the underlying assets from GECC. On January 25, 2002, we entered into a direct lease with GECC with respect to the network assets covered by the sublease on similar economic terms as our sublease with Bridge. All our obligations under this sublease were paid in full as of August 2, 2002. On March 28, 2000, we entered into a master lease agreement with GECC relating to other network assets.

         From April 2001 until March 2002 we did not pay our monthly amounts due to GECC under our master lease agreement, causing a default under our agreement with GECC. During this period, GECC provided us with waivers on all defaults under the master lease agreement. On March 8, 2002, we entered into an amended and restated master lease agreement with GECC for an aggregate principal amount of $56.5 million. The amended and restated master lease agreement provides for a 12% interest rate, and interest is not payable in cash until after December 31, 2004. The outstanding principal amount of the amended and restated master lease agreement was $62,413,065 as of December 31, 2002. The principal amount under the amended and restated master lease agreement is due on March 8, 2007. In connection with the amendment of the master lease agreement, we granted GECC a security interest in substantially all assets of our company, other than our data center in St. Louis, Missouri. In consideration of GECC entering into the amended and restated master lease agreement, we issued to GECC a warrant to purchase 9,647,258 shares of our common stock. The warrant is exercisable by GECC at any time for a period of five years from the date of issuance, and has an exercise price of $0.75 per share, subject to anti-dilution adjustments. In connection with the issuance of the warrants, GECC also became a party to the investor rights agreement pursuant to which we granted to GECC piggyback registration rights with respect to the shares of our common stock underlying the warrants.

         Transactions with the Constellation Entities. On June 30, 2002 we issued 20,000 shares of our Series A convertible preferred stock to the Constellation Entities for a purchase price of $1,000 per share in cash. We also issued warrants to purchase up to 10,000,000 shares of our common stock to the Constellation Entities. The warrants become exercisable as the Constellation Entities meet certain performance criteria related to assisting us in securing new customers. The warrants have an exercise price of $0.75 per shares and expire in 2007. In connection with the issuance of the warrants, the Constellation Entities became a party to the investor rights agreement pursuant to which we granted to the Constellation Entities certain demand and piggyback registration rights, and the right to nominate a director to our board of directors so long as the Constellation Entities held at least 5% of our outstanding voting power. On July 24, 2002, Mr. Friedman was appointed to our board of directors as the Constellation Entities' nominee.

           COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT.

         Section 16(a) of the Securities and Exchange Act of 1934 requires directors and executive officers and persons who own more than 10% of a registered class of equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our company. Such reporting persons are required by rules of the SEC to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely upon a review of Section 16(a) reports furnished to us for fiscal 2002 and written representations that no reports on Form 5 were required, we believe that our directors, executive officers and greater than ten percent stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2002, except that Messrs. Clark, Korey and Wiley and the Constellation Entities each did not file their initial reports on Form 3 within the requisite period of time and, on one occasion, Mr. Heintzelman failed to file a Form 4 on a timely basis with respect to the grant of stock options. The required filings were made promptly after noting the failures to file.

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

                INTRODUCTION TO PROPOSALS 2, 3, 4, 5, 6, 7 and 8
           RELATING TO A REVERSE SPLIT OF OUR OUTSTANDING COMMON STOCK

General

         Our board of directors is seeking approval of seven amendments to our amended and restated certificate of incorporation, as amended, to effect seven different proposed reverse splits of our issued and outstanding common stock at the ratios of 1-for-7, 1-for-10, 1-for-12, 1-for-15, 1-for-18, 1-for-20 and
1-for-30 at any time before our next annual meeting of stockholders. Each of the proposed reverse stock splits would combine a whole number of outstanding shares of our common stock into one share of common stock, thus reducing the number of outstanding shares without any corresponding change in our par value or market capitalization. As a result, the number of shares of our common stock owned by each stockholder would be reduced in the same proportion as the reduction in the total number of shares outstanding, so that the percentage of the outstanding shares owned by each stockholder would remain unchanged. If the amendments are approved by our stockholders, our board of directors will subsequently have the authority, in its sole discretion, to determine whether or not to proceed with a reverse stock split. If the board of directors determines, based on factors such as prevailing market and other relevant conditions and circumstances and the trading prices of our common stock at that time, that a reverse stock split is in our best interests and in the best interests of our stockholders, it may effect, at such time as it deems appropriate, one of the reverse stock splits approved by our stockholders without further approval or authorization of our stockholders. The text of the proposed amendments are provided in Annexes B, C, D, E, F, G and H respectively. The text of the proposed amendments is subject of modifications to include such changes as may be required by the office of the secretary of state of Delaware or as our board of directors deems necessary and advisable to effect the reverse stock split.

         Upon the filing of one of the amendments to our certificate of incorporation with the Delaware secretary of state, the other amendments approved by our stockholders would be deemed abandoned, without any further effect. Moreover, the board of directors reserves the right, even after stockholder approval, to forego or postpone the filing of any of the amendments if it determines such action is not in our best interests or the best interest of our stockholders. If none of the reverse stock splits adopted by the stockholders are subsequently implemented by the board of directors and effected by our next annual meeting of stockholders, all such amendments will be deemed abandoned, without any further effect. In such case, the board of directors will again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time. If any one of the amendments is adopted and filed with the Delaware secretary of state, there will be no change in the number of authorized shares of our common stock.

Reasons for Board Recommendation

         Our board of directors has determined that it would be advisable to obtain the approval of our stockholders to a reverse stock split that would reduce the number of shares of our outstanding common stock in order to attempt to increase the trading price of our common stock on the Nasdaq SmallCap Market on a per share basis. Under the continued listing requirements of the SmallCap Association of Securities Dealers, Inc., or the NASD, the minimum closing bid price of our common stock must be at least $1.00 per share in order to maintain inclusion on the Nasdaq SmallCap Market. Accordingly, failure to maintain the trading price above $1.00 on a consistent basis may result in delisting of our common stock. March 18, 2002 was the last day on which the closing bid price of our common stock exceeded $1.00 per share. At our 2002 annual meeting of stockholders, we obtained our stockholders' approval of three reverse stock splits to be implemented at the discretion of our board of directors. However, authorization for these reverse stock splits expires at our 2003 annual meeting. For companies that meet certain financial criteria, NASD has proposed extending the time frame available to those companies to meet the $1.00 minimum bid requirement by 180 days, and if the company continues to meet the financial criteria, by an additional 180 days, up to a maximum of 360 days from the original date. This proposal is currently under consideration by the SEC. If this proposal is not adopted or if NASD notifies us that we do not meet the proposal in the form adopted and that our stock may be delisted, we may effect a reverse stock split in order to avoid being delisted from the Nasdaq SmallCap Market. We anticipate that the implementation of a reverse stock split would have the effect of

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

increasing, proportionately, the trading prices of our common stock, which could result in a share price high enough to satisfy the NASD's continued listing requirements.

         We believe that continued listing of our common stock on the Nasdaq SmallCap Market is in our best interests and in the best interests of our stockholders. We also believe that inclusion of our common stock on the Nasdaq SmallCap Market will maintain the liquidity of our common stock and may minimize the spread between the "bid" and "asked" prices quoted by market makers. Further, a continued Nasdaq SmallCap Market listing may enhance our access to capital and increase our flexibility in responding to anticipated capital requirements. We also believe that prospective investors will view an investment in our company more favorably if our shares continue to be listed on the Nasdaq SmallCap Market and that a low quoted market price per share may discourage potential new investors.

         If the trading price for our common stock should continue to be below $1.00 per share resulting in a possible de-listing of our common stock from the Nasdaq SmallCap Market, or if the board of directors otherwise determines that a reverse stock split is in our best interests or in the best interests of our stockholders, we would like the authority to proceed with a reverse stock split without further authorization of our stockholders. Obtaining stockholder approval of a reverse stock split at the annual meeting of stockholders will enable us to avoid the additional time and expense of holding a special meeting of stockholders should our board of directors determine that it is in our best interest to implement a reverse stock split. As a result, our board of directors will be able to determine the most appropriate time, if ever, to effectuate a reverse stock split. In addition, we believe that, because it is not possible to predict market conditions at the time the reverse stock split is to be effectuated, it is in the best interests of our stockholders if the board of directors will be able to determine which one of the reverse stock splits approved by our stockholders should be effected, based on factors such as prevailing market and other relevant conditions and circumstances and the trading prices of our common stock at that time. Finally, notwithstanding approval of the reverse stock split proposal by our stockholders, our board of directors may elect to delay or even abandon entirely a reverse stock split if it determines such action is not in the best interests of our company or our stockholders.

Potential Disadvantages to the Reverse Stock Split

         Reduced Market Capitalization. As noted above, the principal purpose of the reverse stock split would be to help maintain the closing price of our common stock above the $1.00 threshold required by the NASD's continued listing requirements. We cannot assure you that the reverse stock split will accomplish this objective. While we expect that the reduction in our outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the reverse stock split will increase the market price of our common stock by a multiple equal to the number of pre-split shares in the reverse split ratio determined by the board of directors, which will be either seven, ten, twelve, fifteen, eighteen, twenty or thirty, or result in any permanent increase in the market price, which can be dependent upon many factors, including our business and financial performance and prospects. Should the market price decline after the reverse stock split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the reverse stock split. In some cases the stock price of companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the market price of our common stock immediately after the effective date of the proposed reverse stock split will be maintained for any period of time or that the ratio of post- and pre-split shares will remain the same after the reverse stock split is effected, or that the reverse stock split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the reverse stock split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the reverse stock split, then our overall market capitalization will be reduced.

         Increased Transaction Costs. The number of shares held by each individual stockholder will be reduced if the reverse stock split is implemented. This will increase the number of stockholders who hold less than a "round lot," or 100 shares. Typically, the transaction costs to stockholders selling "odd lots" are higher on a per share basis. Consequently, the reverse stock split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

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

         Liquidity. Although the board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the reverse stock split and the anticipated increase in the price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the reverse stock split.

         Authorized Shares; Future Financings. Upon effectiveness of the reverse stock split, the number of authorized shares of common stock that are not issued or outstanding, as of [__________], 2003, would increase from approximately [________] shares to approximately [_______] shares, assuming a 1-for-7 reverse stock split, to approximately [______] shares assuming a 1-for-10 reverse stock split and to approximately [_______] shares assuming a 1-for-12 reverse stock split, assuming a 1-for-15 reverse stock split, to approximately [______] shares assuming a 1-for-18 reverse stock split and to approximately [_______] shares assuming a 1-for-20 reverse stock split, assuming a 1-for-30 reverse stock split. As a result, we will have an increased number of authorized but unissued shares of common stock. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interests of our current stockholders may be diluted.

Effect on Fractional Shares

         If any reverse split ratio is selected, implementation of a reverse stock split would result in some stockholders owning a fractional share of common stock. For example, if a 1-for-12 reverse stock split were to be implemented, the shares owned by a stockholder with 100 shares would be converted into 8.3 shares. To avoid such a result, stockholders that would otherwise be entitled to receive a fractional share of our common stock as a consequence of the reverse stock split will receive, instead, at the discretion of our board of directors, either (i) a cash payment from us in U.S. dollars equal to the value of that fractional share, determined on the basis of the average closing sales price of our common stock on the Nasdaq SmallCap Market for the 20 trading days immediately preceding the effective date of the reverse stock split (as adjusted for that reverse stock split) or (ii) a cash payment from the transfer agent in an amount equal to such stockholder's pro rata share of the total proceeds from the sale, by the transfer agent on behalf of those holders who would otherwise be entitled to receive a fractional share, of an aggregate of all fractional shares in the open market at the then prevailing prices. No transaction costs will be assessed in connection with the sale of the aggregated shares. You will not be entitled to receive interest for the period between the effective time of the reverse stock split and the date you receive your payment for cashed-out shares.

         If any stockholder owns, in total, fewer than the number of our shares to be converted into one share as a result of the reverse stock split, that stockholder's shares would be converted into a fractional share of stock and that stockholder would receive only cash in place of the fractional share. For example, if a 1-for-7 reverse stock split is implemented then stockholders with fewer than seven shares would receive only cash. As a result, the interest of such stockholders in our company would be terminated and such stockholders would have no right to share in our assets or future growth. Based on this example, each stockholder that owns seven shares or more of our common stock prior to the reverse stock split will continue to own one or more shares after the reverse stock split and would continue to share in our assets and future growth as a stockholder, and any stockholder that owns fewer than seven shares would receive only cash in place of the fractional share resulting from the reverse stock split. Because the maximum reverse split under the proposed amendments to our certificate of incorporation would be a 1-for-30 reverse stock split, a stockholder could assure his or her continued ownership of shares of our stock after the reverse split by purchasing a number of shares sufficient to increase the total number of shares that he or she owns to thirty or more.

Effect of Reverse Stock Split on Options

         The number of shares subject to outstanding options to purchase shares of our common stock also would automatically be reduced in the same ratio as the reduction in the outstanding shares. Correspondingly, the per share exercise price of those options will be increased in direct proportion to the reverse stock split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain unchanged. For example, assume that a 1-for-10 reverse stock split is implemented and that an optionee holds options to purchase 1,000 shares at an exercise price of $0.66 per share. On the effectiveness of the 1-for-10 reverse stock split, the

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

number of shares subject to that option would be reduced to 100 shares and the exercise price would be proportionately increased to $6.60 per share.

Effect of Reverse Stock Split on Warrants

         The agreements governing the outstanding warrants to purchase shares of our common stock include provisions requiring adjustments to both the number of shares issuable upon exercise of such warrants, and the exercise prices of such warrants, in the event of a reverse stock split. For example, assume that a 1-for-10 reverse stock split is implemented and a warrantholder holds a warrant to purchase 10,000 shares of our common stock at an exercise price of $.75 per share. On the effectiveness of the reverse stock split, the number of shares subject to that warrant would be reduced to 1,000 shares and the exercise price would be proportionately increased to $7.50 per share.

Effect of Reverse Stock Split on Series A Convertible Preferred Stock

         The certificate of designations governing the rights of our outstanding shares of Series A convertible preferred stock provides for adjustments to the conversion price of the outstanding Series A convertible preferred stock in the event of a reverse stock split. For example, assume that a 1-for-10 reverse stock split is implemented and a stockholder holds 3 shares of our Series A convertible preferred stock, with an accreted value of $1,000 per share and a conversion price of $0.75 per share. Before the effectiveness of the reverse stock split, these 3 shares of Series A convertible preferred stock would be convertible into 4,000 shares of common stock. On the effectiveness of the reverse stock split, the conversion price of the Series A convertible preferred stock would be proportionately increased to $7.50 per share. As a result, these 3 shares of Series A convertible preferred stock would be convertible into 400 shares of common stock.

Implementation and Effect of the Reverse Stock Split

         If approved by our stockholders at the annual meeting, and if our board of directors determines that effecting a reverse stock split is in our best interests and the best interests of our stockholders, our board will, in its sole discretion, select one of the reverse stock splits, based on market and other relevant conditions and circumstances and the trading prices of our common stock at that time, and determine the method of dealing with fractional shares. Following such determinations, the board will effect the reverse stock split by directing management to file the selected certificate of amendment with the Delaware secretary of state at such time as the board has determined is the appropriate effective time for the reverse stock split. The reverse stock split will become effective at the time specified in the certificate of amendment after the filing of the amendment with the Delaware secretary of state, which we refer to as the effective time. At the effective time, the other amendments approved by our stockholders will be deemed abandoned.

         We estimate that, following the reverse stock split, we would have approximately the same number of stockholders and, except for the effect of cash payments for fractional shares as described above, the completion of the reverse stock split would not affect any stockholder's proportionate equity interest in our company. By way of example, a stockholder who owns a number of shares that prior to the reverse stock split represented one-half of a percent of the outstanding shares of the company would continue to own one-half of a percent of our outstanding shares after the reverse stock split. The reverse stock split also will not affect the number of shares of common stock that our board of directors is authorized to issue under our amended and restated certificate of incorporation, which will remain unchanged at 900,000,000 shares. However, it will have the effect of increasing the number of shares available for future issuance because of the reduction in the number of shares that will be outstanding after giving effect to the reverse stock split.

Exchange of Stock Certificates and Payment for Fractional Shares

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

         Exchange of Stock Certificates. Promptly after the effective time, you will be notified that the reverse stock split has been effected. Our stock transfer agent, Mellon Investor Services LLC, whom we refer to as the exchange agent, will implement the exchange of stock certificates representing outstanding shares of common stock. You will be asked to surrender to the exchange agent certificates representing your pre-split shares in exchange for certificates representing your post-split shares in accordance with the procedures to be set forth in a letter of transmittal which we will send to you. You will not receive a new stock certificate representing your post-split shares until you surrender your outstanding certificate(s) representing your pre-split shares, together with the properly completed and executed letter of transmittal to the exchange agent. We will not issue scrip or fractional shares, or certificates for fractional shares, in connection with the reverse stock split. Should you be entitled to receive fractional shares because you hold a number of shares not evenly divisible by the relevant reverse split number selected by our board of directors (which will be either seven, ten, twelve, fifteen, eighteen, twenty or thirty), you will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment, without interest, in lieu of such fractional shares. The ownership of a fractional share will not give you any voting, dividend or other rights, except the right to receive payment for the fractional share as described above. PLEASE DO NOT DESTROY ANY STOCK CERTIFICATE OR SUBMIT ANY OF YOUR CERTIFICATES UNTIL YOU ARE REQUESTED TO DO SO.

         Effect of Failure to Exchange Stock Certificates. Upon the filing of any one of the amendments to our certificate of incorporation with the Delaware secretary of state, each certificate representing shares of our common stock outstanding prior to the that time will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of our common stock, and the right to receive, from us or the transfer agent, the amount of cash for any fractional shares, into which the shares of our common stock evidenced by such certificate have been converted by the reverse stock split. However, a holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by us after the effective date, until the old certificates have been surrendered. Such dividends and distributions, if any, will be accumulated, and at the time of surrender of the old certificates, all such unpaid dividends or distributions will be paid without interest.

No Appraisals Rights

         Under the Delaware General Corporation Law and our certificate of incorporation and bylaws, you are not entitled to appraisal rights with respect to the reverse stock split.

Federal Income Tax Consequences

         The following description of the material federal income tax consequences of the reverse stock split is based on the Internal Revenue Code, applicable Treasury Regulations promulgated under the Code, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of any of the proposed reverse stock splits. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. We urge stockholders to consult their own tax advisors to determine the particular consequences to them.

         In general, the federal income tax consequences of the reverse stock split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our common stock in exchange for their old shares of our common stock. We believe that because the reverse stock split is not part of a plan to increase periodically a stockholder's proportionate interest in our assets or earnings and profits, the reverse stock split will likely have the following federal income tax effects.

         A stockholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. In the aggregate, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in its old shares of common stock and the holding period of the common stock received after the reverse stock split will include the holding period of the common stock held prior to the reverse stock split exchanged therefore. A stockholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such stockholder, depending on that stockholder's particular facts and circumstances. Generally, if such distribution is treated as an exchange to a stockholder receiving such a payment, the stockholder should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share. If the fractional share was held by the stockholder as a capital asset then the gain or loss will be taxed as capital gain or loss, and will be long-term capital gain or loss if the stockholder's holding period in the fractional share is greater than one year. In the aggregate, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in its old shares of common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash and the holding period of the common stock received after the reverse stock split will include the holding period of the common stock held prior to the reverse stock split exchanged therefore.

         We will not recognize any gain or loss as a result of the reverse stock split.

      TO AUTHORIZE OUR BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND OUR
      CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-7 REVERSE STOCK SPLIT,
                  WITHOUT FURTHER APPROVAL OF OUR STOCKHOLDERS
                                  (Proposal 2)

         Our board of directors is seeking approval of an amendment to our certificate of incorporation to effect a 1-for-7 reverse split of our issued and outstanding common stock, without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in the best interests of our company and our stockholders at any time before our next annual meeting of stockholders. If the proposed 1-for-7 reverse stock split is approved at the annual meeting and the board of directors elects to effect the proposed reverse stock split, each stockholder would receive one new share of common stock for every seven shares of common stock previously held. Immediately after the reverse stock split, the aggregate value of the stockholder's stock would be unchanged, but he or she would hold one-seventh as many shares, with each share having seven times its pre-split value. A copy of the proposed amendment to our certificate of incorporation effecting the 1-for-7 reverse stock split is attached at the back of this proxy statement as Annex B.

         For a discussion of the reasons for the board's recommendation to approve the amendment, the potential disadvantages of the reverse stock split, cash to be paid in lieu of fractional shares, the effect of the reverse stock split on our outstanding options, warrants and Series A convertible preferred stock, appraisal rights, federal income tax consequences and various other matters, see the caption entitled "Introduction to Proposals 2, 3, 4, 5, 6, 7 and 8 Relating To A Reverse Split of Our Outstanding Common Stock" on pages
 [__-__].

         Vote Required. The affirmative vote of the holders of a majority of the votes represented by our outstanding shares of common stock and Series A convertible preferred stock, voting together as a single class, is required to amend our certificate of incorporation to effect the 1-for-7 reverse split of our outstanding common stock. In addition, the affirmative vote of the holders of a majority of our outstanding shares of common stock, voting as a separate class, is required to amend our certificate of incorporation to effect such a reverse stock split.

         The board of directors recommends a vote "FOR" the proposal to authorize our board of directors to amend our certificate of incorporation to effect a 1-for-7 reverse split of our outstanding common stock without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in our best interests and in the best interests of our stockholders.

      TO AUTHORIZE OUR BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-10 REVERSE STOCK SPLIT,
                  WITHOUT FURTHER APPROVAL OF OUR STOCKHOLDERS
                                  (Proposal 3)

         Our board of directors is seeking approval of an amendment to our certificate of incorporation to effect a 1-for-10 reverse split of our issued and outstanding common stock, without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in the best interests of our company and our stockholders at any time before our next annual meeting of stockholders. If the proposed 1-for-10 reverse stock split is approved at the annual meeting and the board of directors elects to effect the proposed reverse stock split, each stockholder would receive one new share of common stock for every ten shares of common stock previously held. Immediately after the reverse stock split, the aggregate value of the stockholder's stock would be unchanged, but he or she would hold one-tenth as many shares, with each share having ten times its pre-split value. A copy of the proposed amendment to our certificate of incorporation effecting the 1-for-10 reverse stock split is attached at the back of this proxy statement as Annex C.

         For a discussion of the reasons for the board's recommendation to approve the amendment, the potential disadvantages of the reverse stock split, cash to be paid in lieu of fractional shares, the effect of the reverse stock split on our outstanding options, warrants and Series A convertible preferred stock, appraisal rights, federal income tax consequences and various other matters, see the caption entitled "Introduction to Proposals 2, 3, 4, 5, 6, 7 and 8 Relating To A Reverse Split of Our Outstanding Common Stock" on pages [__-__].

         Vote Required. The affirmative vote of the holders of a majority of the votes represented by our outstanding shares of common stock and Series A convertible preferred stock, voting together as a single class, is required to amend our certificate of incorporation to effect the 1-for-10 reverse split of our outstanding common stock. In addition, the affirmative vote of the holders of a majority of our outstanding shares of common stock, voting as a separate class, is required to amend our certificate of incorporation to effect such a reverse stock split.

         The board of directors recommends a vote "FOR" the proposal to authorize our board of directors to amend our certificate of incorporation to effect a 1-for-10 reverse split of our outstanding common stock without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in our best interests and in the best interests of our stockholders.

      TO AUTHORIZE OUR BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-12 REVERSE STOCK SPLIT,
                  WITHOUT FURTHER APPROVAL OF OUR STOCKHOLDERS
                                  (Proposal 4)

         Our board of directors is seeking approval of an amendment to our certificate of incorporation to effect a 1-for-12 reverse split of our issued and outstanding common stock, without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in the best interests of our company and our stockholders at any time before our next annual meeting of stockholders. If the proposed 1-for-12 reverse stock split is approved at the annual meeting and the board of directors elects to effect the proposed reverse stock split, each stockholder would receive one new share of common stock for every twelve shares of common stock previously held. Immediately after the reverse stock split, the aggregate value of the stockholder's stock would be unchanged, but he or she would hold one-twelfth as many shares, with each share having twelve times its pre-split value. A copy of the proposed amendment to our certificate of incorporation effecting the 1-for-12 reverse stock split is attached at the back of this proxy statement as Annex D.

         For a discussion of the reasons for the board's recommendation to approve the amendment, the potential disadvantages of the reverse stock split, cash to be paid in lieu of fractional shares, the effect of the reverse stock split on our outstanding options, warrants and Series A convertible preferred stock, appraisal rights, federal income tax consequences and various other matters, see the caption entitled "Introduction to Proposals 2, 3, 4, 5, 6, 7 and 8 Relating To A Reverse Split of Our Outstanding Common Stock" on pages [__-__].

         Vote Required. The affirmative vote of the holders of a majority of the votes represented by our outstanding shares of common stock and Series A convertible preferred stock, voting together as a single class, is required to amend our certificate of incorporation to effect the 1-for-12 reverse split of our outstanding common stock. In addition, the affirmative vote of the holders of a majority of our outstanding shares of common stock, voting as a separate class, is required to amend our certificate of incorporation to effect such a reverse stock split.

         The board of directors recommends a vote "FOR" the proposal to authorize our board of directors to amend our certificate of incorporation to effect a 1-for-12 reverse split of our outstanding common stock without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in our best interests and in the best interests of our stockholders.

      TO AUTHORIZE OUR BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-15 REVERSE STOCK SPLIT,
                  WITHOUT FURTHER APPROVAL OF OUR STOCKHOLDERS

                                  (Proposal 5)

     Our board of directors is seeking approval of an amendment to our certificate of incorporation to effect a 1-for-15 reverse split of our issued and outstanding common stock, without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in the best interests of our company and our stockholders at any time before our next annual meeting of stockholders. If the proposed 1-for-15 reverse stock split is approved at the annual meeting and the board of directors elects to effect the proposed reverse stock split, each stockholder would receive one new share of common stock for every fifteen shares of common stock previously held. Immediately after the reverse stock split, the aggregate value of the stockholder's stock would be unchanged, but he or she would hold one-fifteenth as many shares, with each share having fifteen times its pre-split value. A copy of the proposed amendment to our certificate of incorporation effecting the 1-for-15 reverse stock split is attached at the back of this proxy statement as Annex E.

     For a discussion of the reasons for the board's recommendation to approve the amendment, the potential disadvantages of the reverse stock split, cash to be paid in lieu of fractional shares, the effect of the reverse stock split on our outstanding options, warrants and Series A convertible preferred stock, appraisal rights, federal income tax consequences and various other matters, see the caption entitled "Introduction to Proposals 2, 3, 4, 5, 6, 7 and 8 Relating To A Reverse Split of Our Outstanding Common Stock" on pages [__ - __].

     Vote Required. The affirmative vote of the holders of a majority of the votes represented by our outstanding shares of common stock and Series A convertible preferred stock, voting together as a single class, is required to amend our certificate of incorporation to effect the 1-for-15 reverse split of our outstanding common stock. In addition, the affirmative vote of the holders of a majority of our outstanding shares of common stock, voting as a separate class, is required to amend our certificate of incorporation to effect such a reverse stock split.

     The board of directors recommends a vote "FOR" the proposal to authorize our board of directors to amend our certificate of incorporation to effect a 1-for-15 reverse split of our outstanding common stock without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in our best interests and in the best interests of our stockholders.

      TO AUTHORIZE OUR BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-18 REVERSE STOCK SPLIT,
                  WITHOUT FURTHER APPROVAL OF OUR STOCKHOLDERS
                                  (Proposal 6)

     Our board of directors is seeking approval of an amendment to our certificate of incorporation to effect a 1-for-18 reverse split of our issued and outstanding common stock, without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in the best interests of our company and our stockholders at any time before our next annual meeting of stockholders. If the proposed 1-for-18 reverse stock split is approved at the annual meeting and the board of directors elects to effect the proposed reverse stock split, each stockholder would receive one new share of common stock for every eighteen shares of common stock previously held. Immediately after the reverse stock split, the aggregate value of the stockholder's stock would be unchanged, but he or she would hold one-eighteenth as many shares, with each share having eighteen times its pre-split value. A copy of the proposed amendment to our certificate of incorporation effecting the 1-for-18 reverse stock split is attached at the back of this proxy statement as Annex F.

     For a discussion of the reasons for the board's recommendation to approve the amendment, the potential disadvantages of the reverse stock split, cash to be paid in lieu of fractional shares, the effect of the reverse stock split on our outstanding options, warrants and Series A convertible preferred stock, appraisal rights, federal income tax consequences and various other matters, see the caption entitled "Introduction to Proposals 2, 3, 4, 5, 6, 7 and 8 Relating To A Reverse Split of Our Outstanding Common Stock" on pages [__ - __].

     Vote Required. The affirmative vote of the holders of a majority of the votes represented by our outstanding shares of common stock and Series A convertible preferred stock, voting together as a single class, is required to amend our certificate of incorporation to effect the 1-for-18 reverse split of our outstanding common stock. In addition, the affirmative vote of the holders of a majority of our outstanding shares of common stock, voting as a separate class, is required to amend our certificate of incorporation to effect such a reverse stock split.

     The board of directors recommends a vote "FOR" the proposal to authorize our board of directors to amend our certificate of incorporation to effect a 1-for-18 reverse split of our outstanding common stock without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in our best interests and in the best interests of our stockholders.

      TO AUTHORIZE OUR BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-20 REVERSE STOCK SPLIT,
                  WITHOUT FURTHER APPROVAL OF OUR STOCKHOLDERS
                                  (Proposal 7)

     Our board of directors is seeking approval of an amendment to our certificate of incorporation to effect a 1-for-20 reverse split of our issued and outstanding common stock, without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in the best interests of our company and our stockholders at any time before our next annual meeting of stockholders. If the proposed 1-for-20 reverse stock split is approved at the annual meeting and the board of directors elects to effect the proposed reverse stock split, each stockholder would receive one new share of common stock for every twenty shares of common stock previously held. Immediately after the reverse stock split, the aggregate value of the stockholder's stock would be unchanged, but he or she would hold one-twentieth as many shares, with each share having twenty times its pre-split value. A copy of the proposed amendment to our certificate of incorporation effecting the 1-for-20 reverse stock split is attached at the back of this proxy statement as Annex G.

     For a discussion of the reasons for the board's recommendation to approve the amendment, the potential disadvantages of the reverse stock split, cash to be paid in lieu of fractional shares, the effect of the reverse stock split on our outstanding options, warrants and Series A convertible preferred stock, appraisal rights, federal income tax consequences and various other matters, see the caption entitled "Introduction to Proposals 2, 3, 4, 5, 6, 7 and 8 Relating To A Reverse Split of Our Outstanding Common Stock" on pages [__ - __].

     Vote Required. The affirmative vote of the holders of a majority of the votes represented by our outstanding shares of common stock and Series A convertible preferred stock, voting together as a single class, is required to amend our certificate of incorporation to effect the 1-for-20 reverse split of our outstanding common stock. In addition, the affirmative vote of the holders of a majority of our outstanding shares of common stock, voting as a separate class, is required to amend our certificate of incorporation to effect such a reverse stock split.

     The board of directors recommends a vote "FOR" the proposal to authorize our board of directors to amend our certificate of incorporation to effect a 1-for-20 reverse split of our outstanding common stock without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in our best interests and in the best interests of our stockholders.

      TO AUTHORIZE OUR BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-30 REVERSE STOCK SPLIT,
                  WITHOUT FURTHER APPROVAL OF OUR STOCKHOLDERS
                                  (Proposal 8)

     Our board of directors is seeking approval of an amendment to our certificate of incorporation to effect a 1-for-30 reverse split of our issued and outstanding common stock, without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in the best interests of our company and our stockholders at any time before our next annual meeting of stockholders. If the proposed 1-for-30 reverse stock split is approved at the annual meeting and the board of directors elects to effect the proposed reverse stock split, each stockholder would receive one new share of common stock for every thirty shares of common stock previously held. Immediately after the reverse stock split, the aggregate value of the stockholder's stock would be unchanged, but he or she would hold one-thirtieth as many shares, with each share having thirty times its pre-split value. A copy of the proposed amendment to our certificate of incorporation effecting the 1-for-30 reverse stock split is attached at the back of this proxy statement as Annex H.

     For a discussion of the reasons for the board's recommendation to approve the amendment, the potential disadvantages of the reverse stock split, cash to be paid in lieu of fractional shares, the effect of the reverse stock split on our outstanding options, warrants and Series A convertible preferred stock, appraisal rights, federal income tax consequences and various other matters, see the caption entitled "Introduction to Proposals 2, 3, 4, 5, 6, 7 and 8 Relating To A Reverse Split of Our Outstanding Common Stock" on pages [__ - __].

     Vote Required. The affirmative vote of the holders of a majority of the votes represented by our outstanding shares of common stock and Series A convertible preferred stock, voting together as a single class, is required to amend our certificate of incorporation to effect the 1-for-30 reverse split of our outstanding common stock. In addition, the affirmative vote of the holders of a majority of our outstanding shares of common stock, voting as a separate class, is required to amend our certificate of incorporation to effect such a reverse stock split.

     The board of directors recommends a vote "FOR" the proposal to authorize our board of directors to amend our certificate of incorporation to effect a 1-for-30 reverse split of our outstanding common stock without further approval of our stockholders, upon a determination by our board that such a reverse stock split is in our best interests and in the best interests of our stockholders.

            TO APPROVE THE COMPANY'S 2003 Incentive Compensation Plan
                                  (Proposal 9)

     This section provides a summary of the terms of the 2003 Incentive Compensation Plan and the proposal to approve the plan. The Board of Directors approved the 2003 Incentive Compensation Plan on April 9, 2003, subject to approval from our stockholders at this meeting. We are asking our stockholders to approve our 2003 Incentive Compensation Plan as we believe that approval of the plan is essential to our continued success. The purpose of the 2003 Incentive Compensation Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. In the judgment of the Board of Directors, a grant under the 2003 Incentive Compensation Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of 2003 Incentive Compensation Plan participants with those of our stockholders.

     On the Record Date, the number of shares of Common Stock reserved for issuance under the 2003 Incentive Compensation Plan was equal to the sum of twenty million (20,000,000) shares. Of the shares reserved for issuance under the 2003 Incentive Compensation Plan, the maximum number of shares available for issuance other than pursuant to awards of options is 10,000,000 shares. Based on the closing price of [$______] per share on April 28, 2003, the aggregate market value of the shares of common stock reserved for issuance under the 2003 Incentive Compensation Plan was [$______].

     Vote Required. The affirmative vote of the holders of a majority of the votes represented by our outstanding shares of common stock and Series A convertible preferred stock, voting together as a single class, is required to approve the 2003 Incentive Compensation Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 9 to approve the 2003 Incentive Compensation Plan.

     The board of directors recommends a vote "FOR" the approval of the 2003 Incentive Compensation Plan.

Description of the Plan

     A description of the provisions of the 2003 Incentive Compensation Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2003 Incentive Compensation Plan, a copy of which is attached as Annex I to this proxy statement.

     Administration. The 2003 Incentive Compensation Plan is administered by the Compensation Committee of the Board of Directors. Subject to the terms of the plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the plan.

     Common Stock Reserved for Issuance under the Plan. The Common Stock issued or to be issued under the 2003 Incentive Compensation Plan consists of authorized but unissued shares and treasury shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any Common Stock, then the number of shares of Common Stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2003 Incentive Compensation Plan.

     Eligibility. Awards may be made under the 2003 Incentive Compensation Plan to employees of or consultants to the Company or any of our affiliates, including any such employee who is an officer or director of us or of any affiliate, and to any other individual whose participation in the plan is determined to be in the best interests of the Company by the Board of Directors.

     Amendment or Termination of the Plan. The Board of Directors may terminate or amend the plan at any time and for any reason. The 2003 Incentive Compensation Plan shall terminate in any event ten years after its effective date. Amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws.

     Options. The 2003 Incentive Compensation Plan permits the granting of options to purchase shares of Common Stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

     The exercise price of each stock option is generally granted at fair market value of our Common Stock on the date of grant, although nonqualified stock options may be granted with an exercise price less than fair market value. The fair market value is generally determined as the closing price of the Common Stock on The Nasdaq Stock Market, Inc. on the day before the grant date. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. An exception to these requirements is made for options that the Company grants in substitution for options held by employees of companies that the Company acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer.

     The term of each stock option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Compensation Committee.

     In general, an optionee may pay the exercise price of an option by cash, certified check, by tendering shares of Common Stock (which if acquired from the Company have been held by the optionee for at least six months), or by means of a broker-assisted cashless exercise. However, executive officers and directors may not use the cashless exercise method unless they have obtained the express prior approval of the Company.

     Stock options granted under the 2003 Incentive Compensation Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, the Company may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.

     Other Awards. The Compensation Committee may also award:

     . restricted stock, which is shares of Common Stock subject to restrictions;

     . unrestricted stock, which is shares of Common Stock free of restrictions;

     .    stock units, which are Common Stock units subject to restrictions;

     . dividend equivalent rights, which are rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of Common Stock;

     . stock appreciation rights, which are a right to receive a number of shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation Committee; and

     . performance and annual incentive awards, ultimately payable in Common Stock or cash, as determined by the Compensation Committee. The Compensation Committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria (described below). The Compensation Committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The Compensation Committee may modify, amend or adjust the terms of each award and performance goal. Awards to individuals who are covered under Section 162(m) of the Internal Revenue Code, or who the Compensation Committee designates as likely to be covered in the future, will comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to the extent that the Compensation Committee so designates. Such employees include the chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the "covered employees").

     Effect of Certain Corporate Transactions. Certain change of control transactions involving us, such as a sale of the Company, may cause awards granted under the 2003 Incentive Compensation Plan to vest, unless the awards are continued or substituted for in connection with the change of control transaction.

     Adjustments for Stock Dividends and Similar Events. The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2003 Incentive Compensation Plan, including the individual limitations on awards, to reflect Common Stock dividends, stock splits and other similar events.

     Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits publicly-held companies such as the Company to an annual deduction for federal income tax purposes of $1million for compensation paid to their covered employees. However, performance-based compensation is excluded from this limitation. The 2003 Incentive Compensation Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

     To qualify as performance-based:

     (1) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

     (2) the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

     (3) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made in a separate vote; and

     (4) the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

     In the case of compensation attributable to stock options, the performance goal requirement (summarized in (i) above) is deemed satisfied, and the certification requirement (summarized in (iv) above) is inapplicable, if the grant or award is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant.

     Under the 2003 Incentive Compensation Plan, one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria), are used exclusively by the Compensation Committee in establishing performance goals:

     .    net income;

     .    pretax earnings;

     . earnings before interest expense, taxes, depreciation and amortization;

     . pretax operating earnings after interest expense and before bonuses, service fees and extraordinary or special items;

     .    operating margin;

     .    earnings per share;

     .    return on equity;

     .    return on capital;

     .    return on investment;

     .    operating earnings;

     .    working capital;

     .    ratio of debt to stockholders' equity; revenue;

     .    total stockholder return; and

     . such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index.

     Under the Internal Revenue Code, a director is an "outside director" of the Company if he or she is not a current employee of the Company; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the Company; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the Company in any capacity other than as a director. The maximum number of shares of Common Stock subject to options that can be awarded under the 2003 Incentive Compensation Plan to any person is 10,000,000 per year. The maximum number of shares of Common Stock that can be awarded under the 2003 Incentive Compensation Plan to any person, other than pursuant to an option, is 10,000,000 per year.

     The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person is $2,000,000 and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one person is $5,000,000.

Federal Income Tax Consequences

     Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

     For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

     If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

     Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares of Common Stock will be the fair market value of the shares of Common Stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee's estate for estate tax purposes.

     In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee's divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made "incident to divorce" if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.

     Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a [substantial risk of forfeiture).] However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     Unrestricted Stock. A grantee who is awarded unrestricted shares will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock on the date of the award, reduced by the amount, if any, paid for such shares of Common Stock. We will generally be allowed a business expense deduction in the same amount and at the same time as the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code.

     Stock Units. There are no immediate tax consequences of receiving an award of stock units under the 2003 Incentive Compensation Plan. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     Dividend Equivalent Rights. Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2003 Incentive Compensation Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     Performance and Annual Incentive Awards. The award of a performance or annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

New Plan Benefits:  2003 Incentive Compensation Plan

     The Company has agreed to award to employees as bonus compensation for performance in 2002 options granted under the 2003 Incentive Compensation Plan, all of which are subject to stockholder approval of the plan at the annual meeting. The exercise price of the stock options will be determined on the date of grant of the options, which will be on or after the date of the annual meeting, and will be determined such that the option grants will have an aggregate valuation of $1,000,000, using a valuation methodology to be determined by the Compensation Committee. The option grants will be fully vested at the time of grant.


Name and Position                          Dollar Value ($) (1) Number of Shares
(2)
--------------------------------------------------------------------------------
Robert A. McCormick, Chairman              $________                 ________
and Chief Executive Officer

Jack M. Finlayson, President and
Chief Operating Officer                     ________                 ________

David J. Frear, Executive Vice                 --                       --
President and Chief Financial
Officer (3)

James D. Mori, Executive Vice
President and General Manager
for the Americas                            ________                 ________

Richard G. Bubenik, Executive
Vice President and Chief
Technology Officer                          ________                 ________

Executive Group
Non-Executive Director Group                   --                       --

     Non-Executive Officer Employee
     Group                           _______               ________

------------------
(1) The value of the individual grants cannot be determined at this time. The grants to the executive officers will be fully vested and will have valuations of $132,988 for Mr. McCormick, $110,823 for Mr. Finlayson, $44,329 for Mr. Mori and $44,329 for Mr. Bubenik, using a valuation methodology to be determined by the Compensation Committee.

(2) To be determined at the time the option grants are effective, which will be on or after the date of the annual meeting, provided that the stockholders approve the 2003 Incentive Compensation Plan.

(3)  Mr. Frear's employment with the Company terminated on February 28, 2003.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                  (Proposal 10)

     Subject to stockholder ratification, the audit committee has appointed the accounting firm of Ernst & Young LLP ("E&Y") to serve as independent auditors of the company for the fiscal year ending December 31, 2003. The board of directors has not determined what, if any, action would be taken should the appointment of E&Y not be ratified. We have been advised by E&Y that neither E&Y nor any of its partners has any financial interest, direct or indirect, in the company. One or more representatives of E&Y are expected to be present at the 2003 annual meeting. They will have an opportunity to make a statement and will be available to respond to appropriate questions.

     As previously disclosed, on March 14, 2003 the audit committee dismissed the company's independent accountants, Deloitte & Touche LLP ("D&T"), and appointed E&Y as the company's new independent accountants for its current fiscal year ending December 31, 2003.

     During the company's fiscal years ended December 31, 2001 and 2002, and the subsequent interim period through March 14, 2003, there were no disagreements between the company and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to D&T's satisfaction, would have caused D&T to make reference to the subject matter of the disagreement in connection with their reports.

     The audit report of D&T on the consolidated financial statements of the company as of and for the fiscal years ended December 31, 2001 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles, except for the fiscal year ended December 31, 2002, which included a modification due to the adoption of Statements of Financial Accounting Standards Nos. 142 and 145.

     In addition, there were no reportable events as set forth in Items 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934 during the fiscal years ended December 31, 2001 and 2002, or the subsequent interim period through March 14, 2003.

     The company provided D&T with a copy of the foregoing disclosures. A copy of D&T's letter, dated March 20, 2003, stating their agreement with such statements is attached as Exhibit 16 to the company's Current Report of Form 8-K filed with the Securities and Exchange Commission on March 21, 2003.

     During the fiscal years of the company ended December 31, 2001 and 2002, and the subsequent interim period through March 14, 2003, the company did not consult with E&Y regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K of the Securities Exchange Act of 1934.

     Aggregate fees billed to the company for the fiscal years ended December 31,2002 and 2001 by D&T, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates:

                                                      Fiscal year ended
                                                     2002          2001
     Audit Fees                                    $717,139      $507,079
     Audit-Related Fees                                  --            --
                                                   --------      --------
     Total Audit and Audit-Related Fees             717,139       507,079
     Tax Fees {a}                                    12,085            --
     All Other Fees                                      --            --
                                                   --------      --------
     Total Fees {b}                                $729,224      $507,079
                                                   --------      --------

     {a} Includes fees for tax services provided in connection with foreign tax filings.
     {b} The audit committee of the Company has adopted a policy to require pre-approval of all services provided by the principal accounting firm. The audit committee has established a de minimis exception rule allowing for services of up to an aggregate of $25,000 to be provided without prior approval.

     Vote Required. Ratification of the appointment of Ernst & Young LLP requires the affirmative vote of the holders of a majority of the votes represented by our outstanding shares of common stock and Series A convertible preferred stock, voting together as a single class, present at the annual meeting, in person or by proxy, and entitled to vote.

     The board of directors recommends a vote "FOR" ratification of the appointment of Ernst & Young LLP for the fiscal year ending December 31, 2003.

                                            By Order of the Board of Directors



                                            /s/ Grier C. Raclin
                                            Grier C. Raclin
                                            Corporate Secretary

[May 1, 2003]

                                                                         Annex A

                        SAVVIS COMMUNICATIONS CORPORATION

                             AUDIT COMMITTEE CHARTER


                            Approved October 22, 2002


Purpose

The Audit Committee is appointed by the Board to be directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company and to assist in Board oversight of (1) the integrity of the financial statements of the Company; (2) the compliance by the Company with legal and regulatory requirements; (3) the qualifications and independence of the Company's independent auditors and (4) the performance of the Company's internal audit functions and independent auditors.

Committee Membership

The Audit Committee shall consist of no fewer than three members of the Board all of whom shall meet the independence, experience and expertise requirements of the Nasdaq Stock Market and the Sarbanes-Oxley Act of 2002 and applicable rules and regulations of the Securities and Exchange Commission thereunder. At all times at least one member of the Audit Committee shall be a "financial expert" within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations of the Securities and Exchange Commission.

The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be removed and replaced by the Board.

Committee Powers, Authority, Duties and Responsibilities

  1. The Audit Committee shall have the sole authority to appoint the independent auditors to be retained by the Company, approve the compensation of the independent auditors, and be directly responsible, and have the sole authority, for the resolution of disagreements between management and the independent auditors regarding financial reporting and for the discharge or replacement of the independent auditors. The independent auditors shall report to the Audit Committee.

  2. The Audit Committee shall approve in advance the provision by the independent auditors of all services whether or not related to the audit, including tax services. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors retained by the Company for the purpose of rendering or issuing an audit report.

  3. The Audit Committee shall review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices, the Company's disclosures under "Management's Discussion and Analysis of Results of Operations and Financial Condition," the adequacy of internal controls that could significantly affect the Company's financial statements, any material correcting adjustments that have been identified by the independent auditor, any material off-balance sheet transactions, arrangements, obligations and other relationships of the Company with unconsolidated entities and other matters related to the conduct of the audit which are to be communicated to the Audit Committee under Statement on Auditing Standards No. 61, Communications with Audit Committees. The Audit Committee shall, based on such review, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the past fiscal year.

  4. The Audit Committee shall review analyses and reports prepared by management and the independent auditors of significant financial reporting issues and judgments and critical accounting policies and practices in connection with the preparation of the company's financial statements and the ramifications of the use of alternative disclosures and treatments, the treatment preferred by the independent auditors, and other material written communications between the independent auditors and management, including any management letter or schedule of unadjusted differences.

  5. The Audit Committee shall review with management and the independent auditors the Company's quarterly financial statements and the Company's disclosures under "Management's Discussion and Analysis of Results of Operations and Financial Condition." The Audit Committee shall also discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

  6. The Audit Committee shall review policies and procedures with respect to Company transactions in which officers or directors have an interest; where appropriate, including when their review is requested by management or the independent auditors, review policies and procedures with regard to officers' expense accounts and perquisites, including their use of corporate assets and consider the results of any review of these areas by the internal audit staff or independent auditors. The Audit Committee shall review all related party transactions and similar matters to the extent required by the Nasdaq Stock Market to be approved by an audit committee or comparable body.

  7. The Audit Committee shall meet periodically with management, internal audit staff and the independent auditors to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee shall also review and evaluate the Company's processes for identifying and assessing key financial statement risk areas and for formulating and implementing steps to address such risk areas.

  8. The Audit Committee shall review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

  9. The Audit Committee shall receive periodic reports, at least annually, from the independent auditor regarding the auditors' independence, the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditors and the Company, discuss such reports with the auditor, and take appropriate action on any disclosed relationship to satisfy itself of the auditor's independence. The Audit Committee will also establish clear hiring policies for employees or former employees of the independent auditor.

  10. The Audit Committee shall evaluate the performance of the independent auditor and, if so determined by the Audit Committee, have the exclusive authority to terminate and replace the independent auditors (subject, if deemed appropriate, to shareholder ratification).

  11. The Audit Committee shall review the appointment and replacement of the senior internal auditing executive.

  12. The Audit Committee shall review the significant reports to management prepared by the internal auditing department and management's responses thereto.

  13. The Audit Committee shall meet with the independent auditor prior to the audit to review the planning and staffing of the annual audit and other examinations of the Company's quarterly, annual and other financial information. The Audit Committee shall also review with internal audit staff and the independent auditors the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of internal and external audit resources.

  14. The Audit Committee shall obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934, which pertains to auditor's responsibility when the auditor discovers an illegal act, has not been implicated.

  15. The Audit Committee shall obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's code of business conduct and ethics.

  16. The Audit Committee shall review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to any such problems or difficulties and to any management letter. Such review should include:

      (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

      (b) Any changes required in the planned scope of the internal audit.

      (c) The internal audit department responsibilities, budget and staffing.

  17. The Audit Committee shall review with management, the internal audit department and the independent auditor management's assessment of the adequacy of the internal control structure and procedures of the Company for financial reporting (including any annual report on internal controls required in the annual report to shareholders), the resolutions of any identified material weaknesses in such internal control structure and procedures and the independent auditor's attestation or report on management's assessment of such internal control structure and procedures.

  18. The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement and shall receive the information to be provided by the independent auditors for inclusion in the proxy statement, including with regard to fees relating to the audit.

  19. The Audit Committee shall advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's code of business conduct and ethics. The Audit Committee shall review with corporate compliance officers and internal audit staff, and where appropriate the outside auditors, the Company's policies and procedures regarding compliance with applicable laws and regulations, any significant issues noted during the implementation of such policies and procedures, and any significant changes recommended in the scope of such policies and procedures.

  20. The Audit Committee shall review with the Company's general counsel legal and regulatory matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from external counsel, regulators or governmental agencies.

  21. The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  22. The Audit Committee shall meet at least annually with the chief financial officer and the members of management, the senior internal audit executive and the independent auditors, in separate executive sessions.

  23. The Audit Committee may form and delegate authority to subcommittees if determined to be necessary or advisable.

  24. The Audit Committee shall make reports to the Board at the next regularly scheduled meeting following the meeting of the Audit Committee accompanied by any recommendation to the Board and shall keep a record of the Audit Committee's acts.

  25. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  26. The Audit Committee shall annually review its own performance.

  27. The Audit Committee shall have the authority to engage, and obtain advice and assistance from, outside legal, accounting and other advisers, and the Company shall provide appropriate funding therefore as determined by the Audit Committee.

  28. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities.

  29. The Audit Committee shall have such other authority and responsibilities as may be assigned to it from time to time by the Board.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations of, or implement the policies and procedures recommended by the Audit Committee to assure compliance with, laws and regulations and the Company's code of business conduct and ethics. This is the responsibility of management.

Adopted by the Board of Directors on October 22, 2002

                                                                         Annex B

                            CERTIFICATE OF AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                       SAVVIS COMMUNICATIONS CORPORATION,

                             a Delaware corporation

        SAVVIS Communications Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

FIRST:  The name of the Corporation is SAVVIS Communications Corporation.

SECOND: Pursuant to Section 242 of the Delaware General Corporation Law, the Board of Directors of the Corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote as a class has duly approved, the amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, set forth in this Certificate of Amendment.

THIRD: That Article 4 of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, is amended to insert the following paragraph immediately following the last sentence of paragraph 4.1:

        "Upon the filing and effectiveness (the "Effective Time") of this Certificate of Amendment with the Delaware Secretary of State, every seven outstanding shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock. The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall remain as set forth in this Amended and Restated Certificate of Incorporation, as amended. No fractional share shall be issued in connection with the foregoing combination; all shares of Common Stock that are held by a stockholder will be aggregated for purposes of such combination and each stockholder shall be entitled to receive the number of whole shares resulting from the combination of the shares so aggregated. In lieu of any interest in a fractional share of Common Stock to which a stockholder would otherwise be entitled as a result of the foregoing combination of shares: (1) the Corporation shall, upon the surrender of such stockholder's stock certificate(s), pay a cash amount to such stockholder equal to the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing sales prices of the Common Stock (as adjusted to reflect the combination of shares effected hereby) for the 20 trading days immediately prior to the Effective Time, as reported by the Nasdaq SmallCap Market; provided that if such price or prices are not available, or if the stock is no longer traded on the Nasdaq SmallCap Market, the fractional share payment shall be based on such other price as determined by the Board of Directors of the Corporation; or (2) the Corporation shall arrange for the disposition of fractional interests by those otherwise entitled thereto in the manner described below. The Board of Directors shall determine in its sole and absolute discretion which of the foregoing means shall be utilized for paying to stockholders the value of the fractional shares to which they otherwise would be entitled. If the Corporation arranges for the disposition of fractional interests by those entitled thereto, the aggregate of all fractional shares otherwise issuable to the holder of record of Common Stock shall be issued to Mellon Investor Services LLC, the transfer agent, as agent for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock on the Nasdaq SmallCap Market at the time of sale. After such sale and upon the surrender of the stockholders' stock certificates, the transfer agent will pay to the holders of record entitled thereto their pro rata share of the net proceeds derived from the sale of the fractional interests."

        FOURTH: That this Certificate of Amendment shall be effective as of ___, on _______.

        IN WITNESS WHEREOF, SAVVIS COMMUNICATIONS CORPORATION has caused this

Certificate to be signed by ___________, its __________________________, who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Certificate is his act and deed, this __ day of _______.


                                            SAVVIS COMMUNICATIONS CORPORATION


                                            By: ________________________________

                                                                         Annex C

                            CERTIFICATE OF AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                       SAVVIS COMMUNICATIONS CORPORATION,

                             a Delaware corporation

     SAVVIS Communications Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

FIRST: The name of the Corporation is SAVVIS Communications Corporation.

SECOND: Pursuant to Section 242 of the Delaware General Corporation Law, the Board of Directors of the Corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote as a class has duly approved, the amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, set forth in this Certificate of Amendment.

THIRD: That Article 4 of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, is amended to insert the following paragraph immediately following the last sentence of paragraph 4.1:

       "Upon the filing and effectiveness (the "Effective Time") of this Certificate of Amendment with the Delaware Secretary of State, every ten outstanding shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock. The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall remain as set forth in this Amended and Restated Certificate of Incorporation, as amended. No fractional share shall be issued in connection with the foregoing combination; all shares of Common Stock that are held by a stockholder will be aggregated for purposes of such combination and each stockholder shall be entitled to receive the number of whole shares resulting from the combination of the shares so aggregated. In lieu of any interest in a fractional share of Common Stock to which a stockholder would otherwise be entitled as a result of the foregoing combination of shares: (1) the Corporation shall, upon the surrender of such stockholder's stock certificate(s), pay a cash amount to such stockholder equal to the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing sales prices of the Common Stock (as adjusted to reflect the combination of shares effected hereby) for the 20 trading days immediately prior to the Effective Time, as reported by the Nasdaq SmallCap Market; provided that if such price or prices are not available, or if the stock is no longer traded on the Nasdaq SmallCap Market, the fractional share payment shall be based on such other price as determined by the Board of Directors of the Corporation; or (2) the Corporation shall arrange for the disposition of fractional interests by those otherwise entitled thereto in the manner described below. The Board of Directors shall determine in its sole and absolute discretion which of the foregoing means shall be utilized for paying to stockholders the value of the fractional shares to which they otherwise would be entitled. If the Corporation arranges for the disposition of fractional interests by those entitled thereto, the aggregate of all fractional shares otherwise issuable to the holder of record of Common Stock shall be issued to Mellon Investor Services LLC, the transfer agent, as agent for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock on the Nasdaq SmallCap Market at the time of sale. After such sale and upon the surrender of the stockholders' stock certificates, the transfer agent will pay to the holders of record entitled thereto their pro rata share of the net proceeds derived from the sale of the fractional interests."

FOURTH: That this Certificate of Amendment shall be effective as of ___, on
_______.

     IN WITNESS WHEREOF, SAVVIS COMMUNICATIONS CORPORATION has caused this Certificate to be signed by ___________, its __________________________, who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Certificate is his act and deed, this __ day of _______.


                               SAVVIS COMMUNICATIONS CORPORATION


                               By: _________________________

                                                                         Annex D

                            CERTIFICATE OF AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                       SAVVIS COMMUNICATIONS CORPORATION,

                             a Delaware corporation

        SAVVIS Communications Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

FIRST:  The name of the Corporation is SAVVIS Communications Corporation.

SECOND: Pursuant to Section 242 of the Delaware General Corporation Law, the Board of Directors of the Corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote as a class has duly approved, the amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, set forth in this Certificate of Amendment.

THIRD: That Article 4 of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, is amended to insert the following paragraph immediately following the last sentence of paragraph 4.1:

          "Upon the filing and effectiveness (the "Effective Time") of this Certificate of Amendment with the Delaware Secretary of State, every twelve outstanding shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock. The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall remain as set forth in this Amended and Restated Certificate of Incorporation, as amended. No fractional share shall be issued in connection with the foregoing combination; all shares of Common Stock that are held by a stockholder will be aggregated for purposes of such combination and each stockholder shall be entitled to receive the number of whole shares resulting from the combination of the shares so aggregated. In lieu of any interest in a fractional share of Common Stock to which a stockholder would otherwise be entitled as a result of the foregoing combination of shares: (1) the Corporation shall, upon the surrender of such stockholder's stock certificate(s), pay a cash amount to such stockholder equal to the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing sales prices of the Common Stock (as adjusted to reflect the combination of shares effected hereby) for the 20 trading days immediately prior to the Effective Time, as reported by the Nasdaq SmallCap Market; provided that if such price or prices are not available, or if the stock is no longer traded on the Nasdaq SmallCap Market, the fractional share payment shall be based on such other price as determined by the Board of Directors of the Corporation; or (2) the Corporation shall arrange for the disposition of fractional interests by those otherwise entitled thereto in the manner described below. The Board of Directors shall determine in its sole and absolute discretion which of the foregoing means shall be utilized for paying to stockholders the value of the fractional shares to which they otherwise would be entitled. If the Corporation arranges for the disposition of fractional interests by those entitled thereto, the aggregate of all fractional shares otherwise issuable to the holder of record of Common Stock shall be issued to Mellon Investor Services LLC, the transfer agent, as agent for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock on the Nasdaq SmallCap Market at the time of sale. After such sale and upon the surrender of the stockholders' stock certificates, the transfer agent will pay to the holders of record entitled thereto their pro rata share of the net proceeds derived from the sale of the fractional interests."

FOURTH: That this Certificate of Amendment shall be effective as of ___, on
_______.

        IN WITNESS WHEREOF, SAVVIS COMMUNICATIONS CORPORATION has caused this Certificate to be signed by ___________, its __________________________, who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Certificate is his act and deed, this __ day of _______.


                                            SAVVIS COMMUNICATIONS CORPORATION


                                            By: ________________________________

                                                                         Annex E

                            CERTIFICATE OF AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                       SAVVIS COMMUNICATIONS CORPORATION,
                             a Delaware corporation

     SAVVIS Communications Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

FIRST: The name of the Corporation is SAVVIS Communications Corporation.

SECOND: Pursuant to Section 242 of the Delaware General Corporation Law, the Board of Directors of the Corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote as a class has duly approved, the amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, set forth in this Certificate of Amendment.

THIRD: That Article 4 of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, is amended to insert the following paragraph immediately following the last sentence of paragraph 4.1:

       "Upon the filing and effectiveness (the "Effective Time") of this Certificate of Amendment with the Delaware Secretary of State, every fifteen outstanding shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock. The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall remain as set forth in this Amended and Restated Certificate of Incorporation, as amended. No fractional share shall be issued in connection with the foregoing combination; all shares of Common Stock that are held by a stockholder will be aggregated for purposes of such combination and each stockholder shall be entitled to receive the number of whole shares resulting from the combination of the shares so aggregated. In lieu of any interest in a fractional share of Common Stock to which a stockholder would otherwise be entitled as a result of the foregoing combination of shares: (1) the Corporation shall, upon the surrender of such stockholder's stock certificate(s), pay a cash amount to such stockholder equal to the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing sales prices of the Common Stock (as adjusted to reflect the combination of shares effected hereby) for the 20 trading days immediately prior to the Effective Time, as reported by the Nasdaq SmallCap Market; provided that if such price or prices are not available, or if the stock is no longer traded on the Nasdaq SmallCap Market, the fractional share payment shall be based on such other price as determined by the Board of Directors of the Corporation; or (2) the Corporation shall arrange for the disposition of fractional interests by those otherwise entitled thereto in the manner described below. The Board of Directors shall determine in its sole and absolute discretion which of the foregoing means shall be utilized for paying to stockholders the value of the fractional shares to which they otherwise would be entitled. If the Corporation arranges for the disposition of fractional interests by those entitled thereto, the aggregate of all fractional shares otherwise issuable to the holder of record of Common Stock shall be issued to Mellon Investor Services LLC, the transfer agent, as agent for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock on the Nasdaq SmallCap Market at the time of sale. After such sale and upon the surrender of the stockholders' stock certificates, the transfer agent will pay to the holders of record entitled thereto their pro rata share of the net proceeds derived from the sale of the fractional interests."

FOURTH: That this Certificate of Amendment shall be effective as of ___, on
_______.

     IN WITNESS WHEREOF, SAVVIS COMMUNICATIONS CORPORATION has caused this Certificate to be signed by ___________, its __________________________, who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Certificate is his act and deed, this __ day of _______.

                                            SAVVIS COMMUNICATIONS CORPORATION


                                            By: _______________________________

                                                                         Annex F

                            CERTIFICATE OF AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF

                       SAVVIS COMMUNICATIONS CORPORATION,

                             a Delaware corporation

     SAVVIS Communications Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

FIRST: The name of the Corporation is SAVVIS Communications Corporation.

SECOND: Pursuant to Section 242 of the Delaware General Corporation Law, the Board of Directors of the Corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote as a class has duly approved, the amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, set forth in this Certificate of Amendment.

THIRD: That Article 4 of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, is amended to insert the following paragraph immediately following the last sentence of paragraph 4.1:

          "Upon the filing and effectiveness (the "Effective Time") of this Certificate of Amendment with the Delaware Secretary of State, every eighteen outstanding shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock. The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall remain as set forth in this Amended and Restated Certificate of Incorporation, as amended. No fractional share shall be issued in connection with the foregoing combination; all shares of Common Stock that are held by a stockholder will be aggregated for purposes of such combination and each stockholder shall be entitled to receive the number of whole shares resulting from the combination of the shares so aggregated. In lieu of any interest in a fractional share of Common Stock to which a stockholder would otherwise be entitled as a result of the foregoing combination of shares: (1) the Corporation shall, upon the surrender of such stockholder's stock certificate(s), pay a cash amount to such stockholder equal to the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing sales prices of the Common Stock (as adjusted to reflect the combination of shares effected hereby) for the 20 trading days immediately prior to the Effective Time, as reported by the Nasdaq SmallCap Market; provided that if such price or prices are not available, or if the stock is no longer traded on the Nasdaq SmallCap Market, the fractional share payment shall be based on such other price as determined by the Board of Directors of the Corporation; or (2) the Corporation shall arrange for the disposition of fractional interests by those otherwise entitled thereto in the manner described below. The Board of Directors shall determine in its sole and absolute discretion which of the foregoing means shall be utilized for paying to stockholders the value of the fractional shares to which they otherwise would be entitled. If the Corporation arranges for the disposition of fractional interests by those entitled thereto, the aggregate of all fractional shares otherwise issuable to the holder of record of Common Stock shall be issued to Mellon Investor Services LLC, the transfer agent, as agent for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock on the Nasdaq SmallCap Market at the time of sale. After such sale and upon the surrender of the stockholders' stock certificates, the transfer agent will pay to the holders of record entitled thereto their pro rata share of the net proceeds derived from the sale of the fractional interests."

FOURTH: That this Certificate of Amendment shall be effective as of ___, on
_______.

     IN WITNESS WHEREOF, SAVVIS COMMUNICATIONS CORPORATION has caused this Certificate to be signed by ___________, its __________________________, who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Certificate is his act and deed, this __ day of _______.

                                     SAVVIS COMMUNICATIONS CORPORATION



                                     By:  _____________________________

                                                                         Annex G

                            CERTIFICATE OF AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF

                       SAVVIS COMMUNICATIONS CORPORATION,

                             a Delaware corporation

     SAVVIS Communications Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

FIRST: The name of the Corporation is SAVVIS Communications Corporation.

SECOND: Pursuant to Section 242 of the Delaware General Corporation Law, the Board of Directors of the Corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote as a class has duly approved, the amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, set forth in this Certificate of Amendment.

THIRD: That Article 4 of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, is amended to insert the following paragraph immediately following the last sentence of paragraph 4.1:

          "Upon the filing and effectiveness (the "Effective Time") of this Certificate of Amendment with the Delaware Secretary of State, every twenty outstanding shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock. The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall remain as set forth in this Amended and Restated Certificate of Incorporation, as amended. No fractional share shall be issued in connection with the foregoing combination; all shares of Common Stock that are held by a stockholder will be aggregated for purposes of such combination and each stockholder shall be entitled to receive the number of whole shares resulting from the combination of the shares so aggregated. In lieu of any interest in a fractional share of Common Stock to which a stockholder would otherwise be entitled as a result of the foregoing combination of shares: (1) the Corporation shall, upon the surrender of such stockholder's stock certificate(s), pay a cash amount to such stockholder equal to the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing sales prices of the Common Stock (as adjusted to reflect the combination of shares effected hereby) for the 20 trading days immediately prior to the Effective Time, as reported by the Nasdaq SmallCap Market; provided that if such price or prices are not available, or if the stock is no longer traded on the Nasdaq SmallCap Market, the fractional share payment shall be based on such other price as determined by the Board of Directors of the Corporation; or (2) the Corporation shall arrange for the disposition of fractional interests by those otherwise entitled thereto in the manner described below. The Board of Directors shall determine in its sole and absolute discretion which of the foregoing means shall be utilized for paying to stockholders the value of the fractional shares to which they otherwise would be entitled. If the Corporation arranges for the disposition of fractional interests by those entitled thereto, the aggregate of all fractional shares otherwise issuable to the holder of record of Common Stock shall be issued to Mellon Investor Services LLC, the transfer agent, as agent for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock on the Nasdaq SmallCap Market at the time of sale. After such sale and upon the surrender of the stockholders' stock certificates, the transfer agent will pay to the holders of record entitled thereto their pro rata share of the net proceeds derived from the sale of the fractional interests."

FOURTH: That this Certificate of Amendment shall be effective as of ___, on
_______.

     IN WITNESS WHEREOF, SAVVIS COMMUNICATIONS CORPORATION has caused this Certificate to be signed by ___________, its __________________________, who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Certificate is his act and deed, this __ day of _______.

                                            SAVVIS COMMUNICATIONS CORPORATION



                                            By:  _______________________________

                                                                         Annex H

                            CERTIFICATE OF AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF

                       SAVVIS COMMUNICATIONS CORPORATION,

                             a Delaware corporation

     SAVVIS Communications Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

FIRST: The name of the Corporation is SAVVIS Communications Corporation.

SECOND: Pursuant to Section 242 of the Delaware General Corporation Law, the Board of Directors of the Corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote as a class has duly approved, the amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, set forth in this Certificate of Amendment.

THIRD: That Article 4 of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, is amended to insert the following paragraph immediately following the last sentence of paragraph 4.1:

          "Upon the filing and effectiveness (the "Effective Time") of this Certificate of Amendment with the Delaware Secretary of State, every thirty outstanding shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock. The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall remain as set forth in this Amended and Restated Certificate of Incorporation, as amended. No fractional share shall be issued in connection with the foregoing combination; all shares of Common Stock that are held by a stockholder will be aggregated for purposes of such combination and each stockholder shall be entitled to receive the number of whole shares resulting from the combination of the shares so aggregated. In lieu of any interest in a fractional share of Common Stock to which a stockholder would otherwise be entitled as a result of the foregoing combination of shares: (1) the Corporation shall, upon the surrender of such stockholder's stock certificate(s), pay a cash amount to such stockholder equal to the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing sales prices of the Common Stock (as adjusted to reflect the combination of shares effected hereby) for the 20 trading days immediately prior to the Effective Time, as reported by the Nasdaq SmallCap Market; provided that if such price or prices are not available, or if the stock is no longer traded on the Nasdaq SmallCap Market, the fractional share payment shall be based on such other price as determined by the Board of Directors of the Corporation; or (2) the Corporation shall arrange for the disposition of fractional interests by those otherwise entitled thereto in the manner described below. The Board of Directors shall determine in its sole and absolute discretion which of the foregoing means shall be utilized for paying to stockholders the value of the fractional shares to which they otherwise would be entitled. If the Corporation arranges for the disposition of fractional interests by those entitled thereto, the aggregate of all fractional shares otherwise issuable to the holder of record of Common Stock shall be issued to Mellon Investor Services LLC, the transfer agent, as agent for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock on the Nasdaq SmallCap Market at the time of sale. After such sale and upon the surrender of the stockholders' stock certificates, the transfer agent will pay to the holders of record entitled thereto their pro rata share of the net proceeds derived from the sale of the fractional interests."

FOURTH: That this Certificate of Amendment shall be effective as of ___, on
_______.

     IN WITNESS WHEREOF, SAVVIS COMMUNICATIONS CORPORATION has caused this Certificate to be signed by ___________, its __________________________, who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Certificate is his act and deed, this __ day of _______.

                                            SAVVIS COMMUNICATIONS CORPORATION



                                            By:  _______________________________

                                                                         Annex I

                        SAVVIS COMMUNICATIONS CORPORATION
                        2003 Incentive Compensation Plan

         The SAVVIS Communications Corporation 2003 Incentive Stock Plan (the "Plan") adopted effective as of the date of adoption (the "Adoption Date") by the Board of Directors of SAVVIS Communications Corporation (the "Corporation"), subject to approval of this proposal by the stockholders of the Corporation, as provided below:

                        SAVVIS COMMUNICATIONS CORPORATION

                        2003 Incentive Compensation Plan

         Savvis Communications Corporation, a Delaware corporation (the "Company"), sets forth herein the terms of its 2003 Incentive Compensation Plan (the "Plan"), as follows:

1.       PURPOSE

         The Plan is intended to enhance the Company's and its Affiliates' (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, directors, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units, dividend equivalent rights and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.       DEFINITIONS

         For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

         2.1 "Affiliate" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

         2.2 "Annual Incentive Award" means an Award made subject to attainment of performance goals (as described in Section 15) over a performance period of up to one year (the fiscal year, unless otherwise specified by the Committee).

         2.3 "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Rights or cash award under the Plan.

         2.4 "Award Agreement" means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

         2.5 "Benefit Arrangement" shall have the meaning set forth in Section 16 hereof.

         2.6 "Board" means the Board of Directors of the Company.

         2.7 "Cause" means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties;
(ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

     2.8 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

     2.9 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.

     2.10 "Company" means Savvis Communications Corporation

     2.11 "Corporate Transaction" means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity,
(ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger, consolidation or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders at the time the Plan is approved by the stockholders and other than persons who are Affiliates immediately prior to the transaction) owning 80% or more of the combined voting power of all classes of stock of the Company.

     2.12 "Covered Employee" means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

     2.13 "Director" means a member of the Board.

     2.14 "Disability" means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     2.15 "Dividend Equivalent Right" means a right, granted to a Grantee under
Section 14 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

     2.16 "Effective Date" means April __, 2003, the date the Plan is approved by the Company's Board.

     2.17 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.18 "Executive Officer" means an executive officer within the meaning of the Sarbanes-Oxley Act of 2002. For this purpose, and without limiting the foregoing, Executive Officer will include an "executive officer" of the Company within the meaning of Rule 3b-7 under the Exchange Act.

     2.19 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the trading date immediately preceding Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

     2.20 "Family Member" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

     2.21 "Grant Date" means, as determined by the Board or authorized Committee, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

     2.22 "Grantee" means a person who receives or holds an Award under the Plan.

     2.23 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

     2.24 "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

     2.25 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

     2.26 "Option Price" means the exercise price for each share of Stock subject to an Option.

     2.27 "Other Agreement" shall have the meaning set forth in Section 16 hereof.

     2.28 "Outside Director" means a member of the Board who is not an officer or employee of the Company.

     2.29 "Performance Award" means an Award made subject to the attainment of performance goals (as described in Section 15) over a performance period of up to ten (10) years.

     2.30 "Plan" means this Savvis Communications Corporation 2003 Incentive Compensation Plan.

     2.31 "Purchase Price" means the purchase price, if any, for each share of Stock pursuant to a grant of Restricted Stock.

     2.32 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

     2.33 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 11 hereof.

     2.34 "SAR Exercise Price" means the per share exercise price of an SAR granted to a Grantee under Section 10 hereof.

     2.35 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

     2.36 "Service" means service as an employee, officer, director or other Service Provider of the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, director or other Service Provider of the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

     2.37 "Service Provider" means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.

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     2.38 "Stock" means the common stock, par value $.01 per share, of the
Company.

     2.39 "Stock Appreciation Right" or "SAR" means a right granted to a Grantee under Section 10 hereof.

     2.40 "Stock Unit" means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 11 hereof.

     2.41 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

     2.42 "Ten Percent Stockholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

     2.43 "Unrestricted Stock" means an Award pursuant to Section 12 hereof.

3.   ADMINISTRATION OF THE PLAN

     3.1. Board

     The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive.

     3.2. Committee.

     The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law.

          (i) Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall be the Compensation Committee of the Board.

          (ii) The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.

In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

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     3.3.  Terms of Awards.

     Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

     (i)   designate Grantees,

     (ii)  determine the type or types of Awards to be made to a Grantee,

     (iii) determine the number of shares of Stock to be subject to an Award,

     (iv) establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

     (v)   prescribe the form of each Award Agreement evidencing an Award, and

     (vi) amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

     As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, except to the extent otherwise provided in an agreement or contract with a Grantee, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement.

     3.4.  Deferral Arrangement.

     The Board may permit the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans.

     3.5.  No Liability.

     No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4.   STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 18 hereof, the number of shares of Stock available for issuance under the Plan shall be the sum of 20,000,000. Notwithstanding the preceding sentence, the aggregate number of shares of Stock which cumulatively may be available for issuance pursuant to Awards other than Awards of Options shall not exceed 10,000,000 shares. Stock issued or to be issued under the Plan shall be authorized but unissued shares or treasury shares. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan. If the Option Price of any Option granted under the Plan, or if pursuant to Section
19.3 the withholding obligation of any Grantee with respect to an Option, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, only the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

5.   EFFECTIVE DATE, DURATION AND AMENDMENTS

     5.1.   Effective Date.

     The Plan shall be effective as of the Effective Date. If the stockholders fail to approve the Plan within one year after the adoption of the Plan by the Board, the Plan shall be null and void and of no effect.

     5.2.   Term.

     The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

     5.3.   Amendment and Termination of the Plan

     The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company's stockholders only to the extent stated by the Board or required by applicable law. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.   AWARD ELIGIBILITY AND LIMITATIONS

     6.1.   Company or Subsidiary Employees; Service Providers; Other Persons

     Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Company or of any Affiliate, including any such Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time, (ii) any Outside Director, and (iii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

     6.2.   Successive Awards.

     An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

     6.3.   Limitation on Shares of Stock Subject to Awards and Cash Awards.

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

     (i) the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is 10,000,000 per year;

     (ii) the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option to any person eligible for an Award under Section 6 hereof is 10,000,000 per year; and

     (iii) the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Grantee shall be $2,000,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $5,000,000.

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     6.4.   Limitations on Incentive Stock Options.

     An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

     6.5.   Stand-Alone, Additional, Tandem, and Substitute Awards

     Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Stock Units or Restricted Stock), or in which the Option Price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an Option Price "discounted" by the amount of the cash compensation surrendered).

7.   AWARD AGREEMENT

     Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.   TERMS AND CONDITIONS OF OPTIONS

     8.1.   Option Price

     The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. In the case of an Incentive Stock Option, the Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

     8.2.   Vesting.

     Subject to Sections 8.3 and 18.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this
Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of the Option in the event the Grantee's Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee's Service, (iii) immediate forfeiture of the Option in the event the Grantee's Service is terminated for Cause or (iv) unvested Options to be exercised subject to the Company's right of repurchase with respect to unvested shares of Stock. No Option shall be exercisable in whole or in part prior to the date the Plan is approved by the Stockholders of the Company as provided in Section 5.1 hereof.

     8.3.   Term.

     Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

     8.4.   Termination of Service.

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

     8.5.   Limitations on Exercise of Option.

     Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten years following the Grant Date, or after the occurrence of an event referred to in Section 18 hereof which results in termination of the Option.

     8.6.   Method of Exercise.

     An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.

     8.7.   Rights of Holders of Options

     Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 18 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

     8.8.   Delivery of Stock Certificates.

     Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of the book entry method.

9.   TRANSFERABILITY OF OPTIONS

     9.1.   Transferability of Options

     Except as provided in Section 9.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in
Section 9.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

     9.2.   Family Transfers.

     Unless otherwise provided in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 9.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 9.2 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

10.  STOCK APPRECIATION RIGHTS

     The Board is authorized to grant Stock Appreciation Rights ("SARs") to Grantees on the following terms and conditions:

     10.1   Right to Payment.

     A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The Award Agreement for an SAR shall specify the grant price of the SAR, which may be fixed at the Fair Market Value of a share of Stock on the date of grant or may vary in accordance with a predetermined formula while the SAR is outstanding.

     10.2   Other Terms.

     The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

11.  RESTRICTED STOCK AND STOCK UNITS

     11.1.  Grant of Restricted Stock or Stock Units.

     The Board may from time to time grant Restricted Stock or Stock Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms, if any, as the Board may determine. Awards of Restricted Stock may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).

     11.2.  Restrictions.

     At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a "restricted period") applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 15.1 and 15.2. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

     11.3.  Restricted Stock Certificates.

     The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date or issue such Restricted Stock by the book entry method. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

     11.4.  Rights of Holders of Restricted Stock.

     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All non-cash distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

     11.5.  Rights of Holders of Stock Units.

            11.5.1. Voting and Dividend Rights.

     Unless the Board otherwise provides in an Award Agreement, holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

            11.5.2. Creditor's Rights.

     A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

     11.6.  Termination of Service.

     Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

     11.7.  Purchase of Restricted Stock.

     The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 13 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.

     11.8.  Delivery of Stock.

     Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be. If the restricted period has not expired or terminated as to all of the shares of Restricted Stock covered by a certificate for the Restricted Stock that has previously been delivered to the Grantee, as provided in Section 11.3, a new certificate for the remaining shares of Restricted Stock shall be delivered to the Grantee which certificate shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restriction imposed under the Plan and the Award Agreement.

12.  UNRESTRICTED STOCK AWARDS

     The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

13.  FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

     13.1.  General Rule.

     Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

     13.2.  Surrender of Stock.

     To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock (by either actual delivery or by attestation), which shares, if acquired from the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise.

     13.3.  Cashless Exercise.

     With respect to an Option only (and not with respect to Restricted Stock), to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3. Executive Officers and Directors will not be permitted to use the cashless method of exercise described in this paragraph without the express prior consent of the Company.

     13.4.  Other Forms of Payment.

     To the extent the Award Agreement so provides or as otherwise agreed by the Board, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.

14.  DIVIDEND EQUIVALENT RIGHTS

     14.1.  Dividend Equivalent Rights.

     A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

     14.2.  Termination of Service.

     Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of Service for any reason.

15.  PERFORMANCE AND ANNUAL INCENTIVE AWARDS

     15.1.  Performance Conditions

     The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 15.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m), shall be exercised by the Committee and not the Board.

     15.2. Performance or Annual Incentive Awards Granted to Designated Covered Employees

     If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 15.2.

            15.2.1.  Performance Goals Generally.

     The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 15.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

            15.2.2.  Business Criteria.

     One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin;
(8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; (14) ratio of debt to stockholders' equity and (15) revenue.

            15.2.3.  Timing For Establishing Performance Goals.

     Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

            15.2.4.  Performance or Annual Incentive Award Pool.

     The Committee may establish a Performance or Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance or Annual Incentive Awards.

            15.2.5. Settlement of Performance or Annual Incentive Awards; Other Terms.

     Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

     15.3.  Written Determinations.

     All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code
Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

     15.4.  Status of Section 14.2 Awards Under Code Section 162(m)

     It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 15.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code
Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 15.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code
Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

16.  PARACHUTE LIMITATIONS

     Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause
(ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

17.  REQUIREMENTS OF LAW

     17.1.  General.

     The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     17.2.  Rule 16b-3.

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

18.  EFFECT OF CHANGES IN CAPITALIZATION

     18.1.  Changes in Stock.

     If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

     18.2. Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction.

     Subject to Section 18.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

     18.3.  Corporate Transaction.

            Subject to the exceptions set forth in the last sentence of this
Section 18.3 and the last sentence of Section 18.4:

            (i) upon the occurrence of a Corporate Transaction, all outstanding shares of Restricted Stock shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock shall be deemed to have lapsed, immediately prior to the occurrence of such Corporate Transaction, and

            (ii) either of the following two actions shall be taken:

                         (A) fifteen days prior to the scheduled consummation of
a Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

                         (B) the Board may elect, in its sole discretion, to
cancel any outstanding Awards of Options, Restricted Stock, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the "Award Shares") multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

            With respect to the Company's establishment of an exercise window,
(i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction the Plan, and all outstanding but unexercised Options and SARs shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders. This Section 18.3 shall not apply to any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs and Restricted Stock theretofore granted, or for the substitution for such Options, SARs and Restricted Stock for new common stock options and stock appreciation rights and new common stock restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices, in which event the Plan, Options, SARs and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided.

     18.4.  Adjustments.

     Adjustments under this Section 18 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 18.1, 18.2 and 18.3.

     18.5.  No Limitations on Company.

     The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

19.  GENERAL PROVISIONS

     19.1.  Disclaimer of Rights

     No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

     19.2.  Nonexclusivity of the Plan

     Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

     19.3.  Withholding Taxes

     The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section
19.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

     19.4.  Captions

     The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

     19.5.  Other Provisions

     Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

     19.6.  Number And Gender

     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

     19.7.  Severability

     If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

     19.8.  Governing Law

     The validity and construction of this Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

                                      * * *

         To record adoption of the Plan by the Board as of April 9, 2003, and approval of the Plan by the stockholders on June 25, 2003, the Company has caused its authorized officer to execute the Plan.


                                             SAVVIS COMMUNICATIONS CORPORATION


                                             By:    /s/ Lane H. Blumenfeld

                                             Title: Assistant Secretary


                                      * * *

     The foregoing the Plan was duly adopted and approved by the Board of Directors of the Corporation on April 9, 2003, subject to approval by stockholders of the Corporation.

                                   PROXY CARD
                              FOR THE COMMON STOCK

This proxy is solicited on behalf of the board of directors of SAVVIS Communications Corporation for the 2003 annual meeting of stockholders.

          The undersigned, a stockholder of SAVVIS Communications Corporation, hereby appoints Grier C. Raclin and Lane H. Blumenfeld, and each of them, the proxies of the undersigned, with full power of substitution in each, and hereby authorizes them to represent and to vote at the 2003 annual meeting of stockholders to be held on June 25, 2003, and at any adjournment or postponement thereof all of the undersigned's shares of common stock of SAVVIS Communications Corporation held of record on April 28, 2003 in the manner indicated on the reverse side hereof.

          The undersigned acknowledges receipt of the notice of 2003 annual meeting of stockholders and the accompanying proxy statement.

          You are encouraged to specify your choices by marking the appropriate boxes on the reverse side.

     THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED BELOW AND "FOR" THE SEVEN PROPOSALS TO APPROVE SEVEN DIFFERENT AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION THAT WILL, IN THE BOARD'S DISCRETION, EFFECT SEVEN DIFFERENT REVERSE STOCK SPLITS AT THE RATIOS OF 1-FOR-7, 1-FOR-10, 1-FOR-12, 1-FOR-15, 1-FOR-18, 1-FOR-20 AND 1-FOR-30, RESPECTIVELY, OF OUR OUTSTANDING COMMON STOCK, AND TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2003.

SEE REVERSE                                                          SEE REVERSE
SIDE               CONTINUED AND TO BE SIGNED ON REVERSE SIDE               SIDE

                     Please fold and detach proxy card here

   --------------------------------------------------------------------------

                     Vote By Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

      Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

    Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

-------------------------------      --------------------------------      ------------------------
          Internet                              Telephone                           Mail
 http://www.eproxy.com/svvs                  1-800-435-6710
 --------------------------
Use the Internet to vote your         Use any touch-tone telephone           Mark, sign and date
proxy. Have your proxy card      OR   to vote your proxy. Have your    OR      your proxy card
in hand when you access the           proxy card in hand when you                    and
web site. You will be                 call. You will be prompted to            return it in the
prompted to enter your                enter your control number,            enclosed postage-paid
control number, located in            located in the box below, and               envelope.
the box below, to create and          then follow the directions
submit an electronic ballot.          given
-------------------------------      --------------------------------      ------------------------

               If you vote your proxy by Internet or by telephone,
                  you do not need to mail back your proxy card.

   The board of directors recommends a vote "FOR" each of the proposals listed below. Please mark an X in one box under each item.

1. Election of ten (10) directors      [ ] FOR all nominees listed below.
                                       [ ] WITHHOLD AUTHORITY to vote for all
                                           nominees listed below.

Directors: Robert A. McCormick, John D. Clark, John M. Finlayson, Clifford H. Friedman, Clyde A. Heintzelman, Thomas E. McInerney, James E. Ousley, James P. Pellow, Jeffrey H. Von Deylen, and Patrick J. Welsh.

Instruction: To withhold authority to vote for any individual nominee(s), write the nominee's(s') name(s) in the space below.___________________________________

2. PROPOSAL to approve an amendment to our certificate of incorporation that will effect a 1-for-7 reverse stock split.

[ ] FOR                      [ ] AGAINST                      [ ] ABSTAIN

3. PROPOSAL to approve an amendment to our certificate of incorporation that will effect a 1-for-10 reverse stock split.

[ ] FOR                      [ ] AGAINST                      [ ] ABSTAIN

4. PROPOSAL to approve an amendment to our certificate of incorporation that will effect a 1-for-12 reverse stock split.

[ ] FOR                      [ ] AGAINST                      [ ] ABSTAIN

5. PROPOSAL to approve an amendment to our certificate of incorporation that will effect a 1-for-15 reverse stock split.

[ ] FOR                      [ ] AGAINST                      [ ] ABSTAIN

6. PROPOSAL to approve an amendment to our certificate of incorporation that will effect a 1-for-18 reverse stock split.

[ ] FOR                      [ ] AGAINST                      [ ] ABSTAIN

7. PROPOSAL to approve an amendment to our certificate of incorporation that will effect a 1-for-20 reverse stock split.

[ ] FOR                      [ ] AGAINST                      [ ] ABSTAIN

8. PROPOSAL to approve an amendment to our certificate of incorporation that will effect a 1-for-30 reverse stock split.

[ ] FOR                      [ ] AGAINST                      [ ] ABSTAIN

9. PROPOSAL to approve the 2003 Incentive Compensation Plan.

[ ] FOR                      [ ] AGAINST                      [ ] ABSTAIN

10. PROPOSAL to ratify the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2003.

[ ] FOR                      [ ] AGAINST                      [ ] ABSTAIN

[ ] CONSENT TO ELECTRONIC DELIVERY AND VOTING By checking the box to the left, I consent to future access to the SAVVIS Communications Corporation's annual reports and proxy statements and other communications electronically via the Internet, and to electronic proxy voting via the Internet or by telephone. I understand that the SAVVIS Communications Corporation may no longer distribute printed materials to me for any future stockholders meeting until my consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ. I also understand that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility.

                                      Dated: _____________________, 2003
                                      __________________________________
                                      __________________________________
                                      Signature of stockholder(s)

                                      Please sign exactly as your name or names appear opposite. Joint owners, co-executors or co-trustees should both sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title as such.

                                   PROXY CARD
                  FOR THE SERIES A CONVERTIBLE PREFERRED STOCK

This proxy is solicited on behalf of the board of directors of SAVVIS Communications Corporation for the 2003 annual meeting of stockholders.

     The undersigned, a stockholder of SAVVIS Communications Corporation, hereby appoints Grier C. Raclin and Lane H. Blumenfeld, and each of them, the proxies of the undersigned, with full power of substitution in each, and hereby authorizes them to represent and to vote at the 2002 annual meeting of stockholders to be held on June 25, 2003 and at any adjournment or postponement thereof all of the undersigned's shares of Series A convertible preferred stock of SAVVIS Communications Corporation held of record on April 28, 2003 in the manner indicated on the reverse side hereof.

     The undersigned acknowledges receipt of the notice of annual meeting of stockholders and the accompanying proxy statement.

     You are encouraged to specify your choices by marking the appropriate boxes on the reverse side.

SEE REVERSE                                                         SEE REVERSE
SIDE               CONTINUED AND TO BE SIGNED ON REVERSE SIDE             SIDE

     THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED BELOW AND "FOR" THE SEVEN PROPOSALS TO APPROVE SEVEN DIFFERENT AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION THAT WILL, IN THE BOARD'S DISCRETION, EFFECT SEVEN DIFFERENT REVERSE STOCK SPLITS AT THE RATIOS OF 1-FOR-7, 1-FOR-10, 1-FOR-12, 1-FOR-15, 1-FOR-18, 1-FOR-20 AND 1-FOR-30, RESPECTIVELY, OF OUR OUTSTANDING COMMON STOCK, AND TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2003.

                     Please fold and detach proxy card here

--------------------------------------------------------------------------------

The board of directors recommends a vote "for" each of the proposals listed below. Please mark an X in one box under each item.

1. Election of ten (10) directors        [_] FOR all nominees listed below.
                                         [_] WITHHOLD AUTHORITY to vote for all
                                              nominees listed below.

Directors: Robert A. McCormick, John D. Clark, John M. Finlayson, Clifford H. Friedman, Clyde A. Heintzelman, Thomas E. McInerney, James E. Ousley, James P. Pellow, Jeffrey H. Von Deylen, and Patrick J. Welsh.

Instruction: To withhold authority to vote for any individual nominee(s), write the nominee's(s') name(s) in the space below.___________________________________

2. PROPOSAL to approve an amendment to our certificate of incorporation that will effect a 1-for-7 reverse stock split.

[_] FOR                            [_] AGAINST              [_] ABSTAIN

3. PROPOSAL to approve an amendment to our certificate of incorporation that will effect a 1-for-10 reverse stock split.

[_] FOR                            [_] AGAINST              [_] ABSTAIN

4. PROPOSAL to approve an amendment to our certificate of incorporation that will effect a 1-for-12 reverse stock split.

[_] FOR                            [_] AGAINST              [_] ABSTAIN

5. PROPOSAL to approve an amendment to our certificate of incorporation that will effect a 1-for-15 reverse stock split.

[_] FOR                            [_] AGAINST              [_] ABSTAIN

6. PROPOSAL to approve an amendment to our certificate of incorporation that will effect a 1-for-18 reverse stock split.

[_] FOR                            [_] AGAINST              [_] ABSTAIN

7. PROPOSAL to approve an amendment to our certificate of incorporation that will effect a 1-for-20 reverse stock split.

[_] FOR                            [_] AGAINST              [_] ABSTAIN

8. PROPOSAL to approve an amendment to our certificate of incorporation that will effect a 1-for-30 reverse stock split.

[_] FOR                            [_] AGAINST              [_] ABSTAIN

9.  PROPOSAL to approve the 2003 Incentive Compensation Plan.

[_] FOR                            [_] AGAINST              [_] ABSTAIN

10. PROPOSAL to ratify the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2003.

[_] FOR                            [_] AGAINST              [_] ABSTAIN

                                             Dated: _____________________, 2003

                                             __________________________________

                                             __________________________________
                                             Signature of stockholder(s)

                         Please sign exactly as your name or names appear opposite. Joint owners, co-executors or co-trustees should both sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title as such.